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                           LOAN AND SECURITY AGREEMENT

   This LOAN AND SECURITY AGREEMENT is entered into as of March 15, 1996 between FREMONT BUSINESS CREDIT, A DIVISION OF FREMONT FINANCIAL CORPORATION, a California corporation (FREMONT), with a place of business located at 2020
Santa Monica Boulevard, Suite 500, Santa Monica, California 90404-2023 and International Food and Beverage, Inc. a Delaware corporation (BORROWER), with its chief executive office located at 30152 Aventura, Rancho Santa Margarita, CA 92688

     The parties agree as follows:

     1.   DEFINITIONS AND CONSTRUCTION

          1.1 TERMS. In addition to the terms that are defined within this Agreement, the following terms shall have the following definitions when used in this Agreement:

          ACCOUNT DEBTOR means any Person who is or who may become obligated under, with respect to, or on account of an Account.

          ACCOUNTS means all presently existing and hereafter arising accounts receivable, contract rights, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods or the rendition of services by Borrower, whether or not earned by performance, all credit insurance, guaranties, and other security therefor, as well as all goods returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

          AGREEMENT means this Loan and Security Agreement and any riders, addenda, extensions, supplements, amendments or modifications to or in connection with this Loan and Security Agreement.

          AUTHORIZED OFFICER means any officer of Borrower authorized in writing to transact business with Fremont.

          BANKRUPTCY CODE means the United States Bankruptcy Code (11 U.S.C. Sections 101 ET SEC.), as amended, and any success or statute.

          BORROWER'S BOOKS means all of Borrower's books and records including all of the following: ledgers; records indicating, summarizing or evidencing Borrower's assets (including the Collateral) or liabilities; all information relating to Borrower's business operations or financial condition; and all computer programs, disk or tape files, printouts, runs or other computer prepared information, and the equipment containing such information.

          BUSINESS DAY means any day which is not a Saturday, Sunday or other day on which banks in the State of California are authorized or required to close.

          CODE means the California Uniform Commercial Code, as amended from time to time.

          COLLATERAL means all of the following: the Accounts; the Equipment; the General Intangibles; the Inventory; the Negotiate Collateral; any money or other assets of Borrower which hereafter come into the possession. custody or control of Fremont; and all proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the Collateral, and any and all Accounts, Equipment, General Intangibles, Inventory, Negotiable Collateral, money, deposit accounts or other tangible or intangible property resulting from the sale or other disposition of the Collateral, or any portion thereof or interest therein, and the proceeds thereof.

          ELIGIBLE ACCOUNTS means those Accounts created by Borrower in the ordinary course of business that arise out of Borrower's sale of goods or rendition of services, are owing from Account Debtors that are acceptable to Fremont, strictly comply with all of Borrower's representations and warranties to Fremont and are, and at all times continue to be, acceptable to Fremont in all respects; provided, however, that standards of eligibility may be fixed and revised from time to time by Fremont in Fremont's exclusive judgment. In determining such eligibility, Fremont may, but is not obligated to, rely on agings, reports and schedules of Accounts furnished by Borrower, but reliance by Fremont thereon from time to time shall not be deemed to limit Fremont's right to revise standards of eligibility at any time as to both Borrower's present and future Accounts. Eligible Accounts shall not include any of the following: (a) Accounts which the Account Debtor has failed to pay within forty-five (45) days after the original invoice date; (b) all Accounts owed by any Account Debtor that has failed to pay twenty-five percent (25.0%)(1) or more of its Accounts owed to Borrower within forty-five( 45 ) days after the original invoice date; (c) Accounts with respect to which the Account Debtor is an officer, director, employee or agent of Borrower;(2)(d) Accounts with respect to which the Account Debtor is a subsidiary of, related to, affiliated with or has common shareholders, officers or directors with Borrower; (e) Accounts with respect to which goods are placed on

(1.) (fifty percent (50%) with respect to which the Account Debtor is Safeway, Inc.)
(2.) , with the exception of Accounts with respect to which the Account Debtor is Sunset Specialty Foods (Processors Trading Company).

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consignment, guaranteed sale, sale on return, sale on approval, bill and hold, or which contain other terms by reason of which payment by the Account Debtor may be conditional; (f) Accounts with respect to which the Account Debtor is not a resident of the United States; (g) Accounts with respect to which the Account Debtor is the United States or any department, agency or instrumentality of the United States (h) Accounts with respect to which Borrower is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to Borrower or, for any other reason, are subject to any right of offset in favor of the Account Debtor; (i) Accounts with respect to an Account Debtor whose total obligations to Borrower exceed fifteen percent (15%) of all Accounts, to the extent such obligations exceed such percentage; (1) (j) Accounts with respect to which the Account Debtor disputes liability or makes any claim with respect thereto, or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business; (k) Accounts that represent progress payments or other advance billings that are due prior to the completion of performance by Borrower of the subject contract for goods or services; or (l) Accounts are payable in currency other than United States dollars. With respect to Accounts that exceed the concentration limits set forth in clause (i) above, Fremont from time to time in its sole discretion may designate such Accounts as Eligible Accounts if Borrower is able to establish Fremont's satisfaction the creditworthiness of the Account Debtor and the collectability of the Accounts.

          ELIGIBLE INVENTORY means Inventory consisting of first quality raw materials for finished goods (2) that are located at Borrower's premises, that strictly comply with all of Borrower's representations and warranties to Fremont and that are, and at all times continue to be, acceptable to Fremont in all respects; PROVIDED, HOWEVER that general criteria for Eligible Inventory may be established and revised from time to time by Fremont in Fremont's exclusive judgment. In determining such eligibility, Fremont may, but is not obligated to, rely on reports and schedules of Inventory furnished to Fremont by Borrower, but reliance thereon by Fremont from time to time shall not be deemed to limit Fremont's right to revise standards of eligibility at any time. Eligible Inventory shall not include slow moving or obsolete items, custom items, work in process, components which are not part of finished goods, spare parts, packaging and shipping materials, materials used or consumed in Borrower's business, goods returned to, repossessed or stopped in transit by Borrower. Inventory in the possession of Persons other than Borrower or subject to a security interest or lien in favor of any Person other than Fremont, bill and hold goods. Inventory which is not subject to Fremont's first priority, perfected security interest returned or defective goods, "seconds" and Inventory acquired on consignment. Eligible Inventory shall be valued at the lower of cost or wholesale market value.

          ENVIRONMENTAL LAW means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, the Resource Conservation and Recovery Act of 1976, the Hazardous Materials Transportation Act, the Toxic Substances Control Act the regulations pertaining to such statutes, and any other safety. health or-environmental statutes, laws, regulations or ordinances of the United States or of any state, county or municipality in which Borrower conducts its business or the Collateral is located.

          EQUIPMENT means all of Borrower's present and hereafter acquired equipment, machinery, machine tools, motors, furniture, furnishings, fixtures, motor vehicles, rolling stock, processors, tools, parts, dies, jigs, goods (other than consumer goods, farm products or Inventory), wherever located, and any interest of Borrower in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions and improvements to any of the foregoing, wherever located.

          ERISA means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

          ERISA AFFILIATE means each trade or business (whether or not incorporated and whether or not foreign) which is or may hereafter become a member of a group of which Borrower is a member and which is treated as a single employer under ERISA Section 4001(b)(1), or IRC Section 414.

          EVENT OF DEFAULT means the events specified in SECTION 8.

          FREMONT EXPENSES means all of the following: costs and expenses (including taxes, assessments and insurance premiums) required to be paid by Borrower under any of the Loan Documents which are paid or advanced by Fremont; filing, recording, publication, appraisal (including periodic Collateral appraisals), real estate survey, environmental audit and search fees assessed, paid or incurred by Fremont in connection with Fremont's transactions with Borrower; costs and expenses incurred by Fremont in the disbursement or collection of funds to or from Borrower; charges resulting from the dishonor of checks; costs and expenses paid or incurred by Fremont to correct any default or enforce any provision of the Loan Documents, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated; costs and expenses paid or incurred by Fremont that result from third party claims against Fremont covered by Borrower's indemnification of Fremont in SECTION 11.4; costs and expenses paid or incurred by Fremont in enforcing or defending the Loan Documents; and Fremont's reasonable attorneys fees and expenses incurred (including the allocated costs of Fremont's in-house counsel) in advising, structuring, drafting, reviewing, administering, amending, terminating, enforcing, defending or otherwise representing Fremont in connection with the Loan Documents or the Obligations (including attorneys fees and expenses incurred in connection with a workout, a restructuring, an action to lift the automatic stay of Section 362 of the Bankruptcy Code, any other action or participation by Fremont in an Insolvency Proceeding concerning Borrower or any guarantor of the Obligations or any defense or participation by Fremont in any lender liability, preference or fraudulent conveyance actions).

1. except for Accounts with respect to which Safeway, Inc., Sysco Corporation, and Rykoff-Sexton, Inc. are the Account Debtors, each of which shall be ineligible to the extent they exceed thirty-five percent (35%) of all Accounts, and except for Accounts with respect to which Burris Foods, Inc. is the Account Debtor, which shall be ineligible to the extent they exceed twenty percent (20%) of all Accounts;

2.   held for sale in the ordinary course of Borrower's business

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          GENERAL INTANGIBLES means all of Borrower's present and future general intangibles and other personal property (including contract rights, rights arising under common law, statutes or regulations, choses or things in action, goodwill, patents, trade names, trademarks, service marks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, monies due under any royalty or licensing agreements, route lists, infringement claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, deposit accounts, insurance premium rebates, tax refunds and tax refund claims) other than goods and Accounts, and Borrower's Books relating to any of the foregoing.

          HAZARDOUS MATERIAL means any substance, material, emission or waste which is or hereafter becomes regulated or classified as a hazardous substance, hazardous material, toxic substance or solid waste under any Environmental Law, asbestos, petroleum products, urea formaldehyde, polychlorinated biphenyls
(PCBs), radon and any other hazardous or toxic substance, material, emission or waste.

          INSOLVENCY PROCEEDING means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with its creditors or proceedings seeking reorganization, liquidation, arrangement or other similar relief.

          INVENTORY means all present and future inventory in which Borrower has any interest, including goods held for sale or lease or to be furnished under a contract of service. Borrower's present and future raw materials, work in process, finished goods and materials used in or consumed in Borrower's business, goods which have been returned to, repossessed by or stopped in transit by Borrower, packing and shipping materials, wherever located, any documents of title representing any of the above, and Borrower's Books relating to any of the foregoing.

          IRC means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

          LOAN DOCUMENTS means, collectively, this Agreement, any Notes, any security agreements, pledge agreements, deeds of trust, mortgages or other encumbrances or agreements which secure the Obligations, any guaranties of the Obligations, any lock box or blocked account agreements and any other agreement entered into between Borrower or any guarantor of the Obligations and Fremont relating to or in connection with this Agreement.

          MULTIEMPLOYER PLAN means a MULTIEMPLOYER PLAN as defined in ERISA Sections 3(37) or 4001(a)(3) or IRC Section 414(f) which covers employees of Borrower or any ERISA Affiliate.

          NEGOTIABLE COLLATERAL means all of Borrower's present and future letters of credit, notes, drafts, instruments, certificated and uncertificated securities, documents, leases and chattel paper, and Borrower's Books relating to any of the foregoing.

          NOTE means any promissory note made by Borrower to the order of Fremont concurrently herewith or at any time hereafter.

          OBLIGATIONS means all loans, advances, debts, liabilities (including all amounts charged to Borrower's loan account pursuant to any agreement authorizing Fremont to charge Borrower's loan account), obligations, fees, lease payments, guaranties, covenants and duties owing by Borrower to Fremont of any kind and description (whether pursuant to or evidenced by the Loan Documents, by any note or other instrument or by any other agreement between Fremont and Borrower, and irrespective of whether for the payment of money), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including any debt, liability or obligation owing from Borrower to others which Fremont may obtain by assignment or otherwise, and all interest thereon, including any interest that, but for the provisions of the Bankruptcy Code, would have accrued, and all Fremont Expenses which Borrower is required to pay or reimburse pursuant to the Loan Documents, by law or otherwise.

          PERSON means and includes natural persons, corporations, limited partnerships, general partnerships, joint ventures, trusts, land trusts, business trusts or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

          PLAN means any plan described in ERISA Section 3(2) maintained for employees of Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

          REFERENCE RATE means the variable rate of interest, per annum, published by The Wall Street Journal as the "Prime Rate" and based on "the base rate on corporate loans posted by at least 75% of the nation's 30 largest banks". The Reference Rate is nothing more nor less than an index for determining the interest rate payable under the terms of this Agreement. The Reference Rate is not necessarily the best rate, or any other definition of rates, offered by the banks that establish the rate or by Fremont. In the event The Wall Street Journal ceases to publish the "Prime Rate", Fremont may substitute any similar index for the Reference Rate.

          TERM LOAN means any term loan made by Fremont to Borrower, evidenced by and repayable in accordance with the terms and conditions of a Note.

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          1.2  CONSTRUCTION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting and the term "or" has the inclusive meaning generally represented by the phrase "and/or". The words HEREOF, HEREIN, HEREBY, HEREUNDER, and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, exhibit and schedule references are to this Agreement unless otherwise specified. Any reference in this Agreement or in any of the other Loan Documents to this Agreement or any of the other Loan Documents shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions and supplements thereto and thereof.

          1.3 ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles (GAAP) as in effect from time to time. When used herein, the term FINANCIAL STATEMENTS SHALL include the notes and schedules thereto.

          1.4 RIDERS, EXHIBITS, ETC. The Conditions Precedent Rider to this Agreement and all of the other riders, exhibits, addenda and schedules to this Agreement shall be deemed incorporated herein by reference.

          1.5 CODE. Any terms used in this Agreement which are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein.

     2.   ADVANCES AND TERMS OF PAYMENT

          2.1  LOANS.

               A. REVOLVING ADVANCES; REVOLVING ADVANCE LIMIT. Upon the request of Borrower, made at any time or from time to time during the term hereof, and so long as no Event of Default has occurred and is continuing, Fremont shall, in its sole discretion, make advances (the REVOLVING ADVANCES) to Borrower in an amount up to (a)seventy-five percent (75%) of the aggregate outstanding amount of Eligible Accounts, PLUS (b) the lesser of (1) fifty percent (50 %) of the aggregate value of the Eligible Inventory or (2) One Hundred Thousand Dollars ($ 100,000.00): PROVIDED, HOWEVER, that in no event shall the aggregate amount of the outstanding Revolving Advances be greater than, at any time, the sum of Five Hundred Thousand Dollars ($500,000.00) (the REVOLVING ADVANCE LIMIT). Fremont may reduce its advance rates on Eligible Accounts or Eligible Inventory or establish reserves with respect to borrowing availability if Fremont determines, in its sole discretion, that there has occurred, or is likely to occur, an impairment of the prospect of repayment of all or any portion of the Obligations, the value of the Collateral or the validity or priority of Fremont's security interests in the Collateral.

               B. Section is deleted.

               C. ADVANCE LIMIT. The sum of the Revolving Advance Limit PLUS the principal amount of all Term Loans outstanding from time to time, if any, is referred to herein as the ADVANCE LIMIT.

          2.2 OVERADVANCES. All Revolving Advances made hereunder shall be added to and deemed part of the Obligations when made. If, at any time and for any reason, the aggregate amount of the outstanding Revolving Advances exceeds the dollar or percentage limitations contained in SECTION 2.1A (an OVERADVANCE), then Borrower shall, upon demand by Fremont, immediately pay to Fremont, in cash, the amount of such excess.

          2.3 OVERADVANCE FEE. Without affecting Borrower's obligation to immediately repay to Fremont the amount of each Overadvance in accordance with the provisions of SECTION 2.2, in the event Fremont agrees to permit any Overadvance to exist and continue and in consideration for permitting such Overadvance to exist and continue, Borrower shall pay to Fremont a fee in an amount equal to two percent (2.0%) per month on the amount of the Overadvance for each day any Overadvance exists. All such fees shall be computed on the basis of a thirty (30) day month for the actual number of days elapsed.

          2.4 AUTHORIZATION TO MAKE REVOLVING ADVANCES. Borrower hereby authorizes Fremont to make the Revolving Advances based upon telephonic or other instructions received from any one purporting to be an Authorized Officer, or, at the discretion of Fremont without instructions from or notice to Borrower, if such Revolving Advances are necessary to satisfy any Obligations. All requests for Revolving Advances hereunder shall specify the date on which the requested Revolving Advance is to be made (which day shall be a Business Day) and the amount of the requested Revolving Advance. Requests received after 11:00 a.m. Pacific time on any day shall be deemed to have been made as of the opening of business on the immediately following Business Day. All Revolving Advances made under this

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Agreement shall be conclusively presumed to have been made to, at the request of, and for the benefit of Borrower when deposited to the credit of Borrower or otherwise disbursed in accordance with the instructions of Borrower or in accordance with the terms and conditions of this Agreement.

          2.5  INTEREST.

               A. BASIC RATE; DEFAULT RATE. Except where specified to the contrary in any Loan Document, the aggregate outstanding amount of all Obligations shall bear interest at the rate of six percent (6.0%) per annum above the Reference Rate. The aggregate outstanding amount of all Obligations shall bear interest, from and after written notice by Fremont to Borrower of the occurrence of an Event of Default and without constituting a waiver of any such Event of Default, at the rate of nine percent (9.0%) per annum above the Reference Rate; PROVIDED, HOWEVER, that in the event an Insolvency Proceeding is commenced by or against Borrower, Fremont may charge such default rate of interest without providing written notice thereof to Borrower. All interest payable under the Loan Documents shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed, based on the aggregate amount of the Obligations that are outstanding on each day. Interest shall continue to accrue until all of the Obligations are paid in full.

               B. INITIAL RATE. The Reference Rate as of the date of this Agreement is eight and one-quarter percent (8.25%) per annum, and, therefore, the effective rate of interest hereunder as of the date of this Agreement is fourteen and one-quarter percent (14.25%) per annum. The interest rate payable by Borrower under the terms of this Agreement shall be adjusted in accordance with any change in the Reference Rate from time to time on the date of any such change. All interest payable by Borrower shall be due and payable on the first day of each calendar month during the term of this Agreement.

               C. MINIMUM INTEREST PAYMENT. Not withstanding anything to the contrary contained in the Loan Documents, Borrower shall pay Fremont a minimum monthly interest charge in respect of the Obligations equal to Two Thousand Five Hundred Dollars ($2,500.00) per month.

          2.6 VERIFICATION AND COLLECTION OF ACCOUNTS. Fremont or Fremont's designee may, at any time, with or without notice to Borrower, (a) notify Account Debtors of Borrower that the Accounts have been assigned to Fremont and that Fremont has a security interest in the Accounts; (b) contact Account Debtors of Borrower, either in writing or by telephone, for the purpose of verifying the validity, amount or any other matter relating to any Accounts; and (c) collect the Accounts directly and charge the collection costs and expenses to Borrower's loan account. Unless and until Fremont begins direct collection of the Accounts or gives Borrower other written instructions, Borrower shall collect all Accounts and the proceeds of other Collateral for the benefit of Fremont, receive in trust all payments thereon as Fremont's trustee and immediately deliver said payments to Fremont in their original form as received by Borrower (subject to the terms of any lockbox, blocked account or similar agreement entered into for the purpose of collection of the Accounts).

          2.7 CREDITING PAYMENTS. For the purpose of calculating the availability of Revolving Advances under SECTION 2.1A, the receipt by Fremont of any wire transfer of funds, check or other item of payment shall be applied immediately to provisionally reduce the Obligations, but such receipt shall not be considered a payment on account unless such wire transfer is of immediately available federal funds and is made to the appropriate deposit account of Fremont or unless and until such check or other item of payment is honored when presented for payment. For the purpose of calculating interest under SECTION 2.5A, the receipt by Fremont of any wire transfer of funds, check or other item of payment shall be deemed to have occurred four (4) Business Days after the date Fremont actually receives such item of payment. In the event any check or other item of payment is not honored when presented for payment, Borrower shall be deemed not to have made such payment and interest shall be recalculated accordingly. Not withstanding anything to the contrary contained herein, any wire transfer, check or other item of payment received by Fremont after 11:00 a.m. Pacific time shall be deemed to have been received by Fremont as of the opening of business on the immediately following Business Day.

          2.8  (Intentionally has been deleted.)

          2.9 LOAN ORIGINATION FEE. Borrower shall pay Fremont a fee (the LOAN ORIGINATION FEE)in the amount of Five Thousand Dollars ($5,000.00). The
Loan Origination Fee shall be fully earned and is due and payable on the date that the initial REVOLVING ADVANCE is made hereunder.
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          2.10 SERVICING FEE.  Borrower shall pay Fremont a monthly fee (the
SERVICING FEE) in an amount equal to Two Hundred Fifty Dollars ($250.00). The Servicing Fee shall be payable on the first day of each calendar month in respect of Fremont's services for the preceding calendar month. The Servicing Fee shall be payable for the entire term of this Agreement, including all renewal terms, or so long as any of the Obligations are outstanding.

          2.11 DOCUMENTATION FEE. Borrower shall pay Fremont a fee (the DOCUMENTATION FEE)in the amount of One Thousand Dollars ($1,000). The Documentation Fee shall be fully earned and is due and payable on the date that the initial Revolving Advance is made hereunder.

          2.12 AUDIT FEE. Borrower shall pay Fremont an audit fee in an amount equal to Five Hundred Dollars ($500) for each audit of Borrower performed by Fremont subsequent to the making of the initial Revolving Advance hereunder.

          2.13 LATE REPORTING FEE. Borrower shall pay Fremont a fee in an amount equal to Fifty Dollars ($50) per document per day for each Business Day any report, financial statement or schedule required to be delivered to Fremont by this Agreement is past due.

          2.14 MISCELLANEOUS FEES. Borrower shall pay Fremont its customary fees for wire transfers (including a premium for early and late transfers), returned checks, letter of credit guarantees and any other services provided by Fremont to Borrower that are incidental to this Agreement. Upon Borrower's request, Fremont shall provide Borrower with a written schedule of the amounts of all such miscellaneous fees.

          2.15 MAXIMUM CHARGES. In no event shall interest on the Obligations exceed the highest lawful rate in effect from time to time. It is not the intention of the parties hereto to make an agreement which violates any applicable state or federal usury laws. In no event shall Borrower pay or Fremont accept or charge any interest which, together with any other charges upon the principal or any portion thereof, exceeds the maximum lawful rate of interest allowable under any applicable state or federal usury laws. Should any provision of this Agreement or any existing or future Notes or Loan Documents between the parties be construed to require the payment of interest which, together with any other charges upon the principal or any portion thereof, exceeds the maximum lawful rate of interest, then any such excess shall be applied to the remaining principal balance, if any, and the remainder refunded to Borrower.

          2.16 MONTHLY STATEMENTS. Fremont shall render monthly statements to Borrower of all Obligations, including statements of all principal, interest, fees and Fremont Expenses charged, and such statements shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrower and Fremont unless, within thirty (30) days after receipt thereof by Borrower, Borrower shall deliver to Fremont, by registered or certified mail or overnight courier service, at Fremont's address stated in SECTION 12, written objection to Fremont's statement specifying the error or errors, if any, contained in such statements.

          2.17 PAYMENT MECHANICS. As an administrative convenience to Borrower to ensure the timely payment of amounts owing by Borrower to Fremont under this Agreement, Borrower hereby requests Fremont to advance for the account of Borrower an amount each month sufficient to pay interest accrued on the principal amount of the Obligations during the immediately preceding month and all monthly principal installments or other payments due under a Note or other Loan Document and amounts from time to time sufficient to pay all fees and Fremont Expenses owing by Borrower under this Agreement. Borrower authorizes Fremont, in Fremont's sole discretion, to make a Revolving Advance for Borrower's account of a sum sufficient each month to pay, on the due date thereof, all interest accrued on the principal amount of the Obligations during the immediately preceding month and all monthly principal installments or other payments due under a Note or other Loan Document and sums from time to time sufficient to pay, on the due date thereof, all fees and Fremont Expenses owing by Borrower under this Agreement, and Fremont may apply the proceeds of each such Revolving Advance to the payment of such interest, installments, fees and Fremont Expenses. Each such Revolving Advance shall thereafter accrue interest at the rate then applicable under this Agreement. Fremont, however, shall not be obligated to make any such Revolving Advance and Borrower acknowledges that Fremont will be particularly disinclined to do so if an Event of Default or an Overadvance exists at the time of, or would result from the making of, such Revolving Advance.

     3.   TERM OF AGREEMENT AND EARLY TERMINATION

          3.1 TERM. This Agreement shall become effective in accordance with
SECTION 14.1 and shall continue in full force and effect for a term ending one
(1) year after the date hereof and shall be deemed automatically renewed for successive terms of one (1) year thereafter until terminated as of the end of the initial term or any renewal term (each a TERM) by either party giving the other written notice at least sixty (60) days prior to the end of the then current Term.

          3.2 EARLY TERMINATION. Borrower, subject to the payment of the fee described below, may terminate this Agreement other than at the end of the then current Term by giving Fremont prior written notice of its intention to effect an early termination of this Agreement. Fremont may terminate this Agreement at any time upon or after the occurrence of an Event of Default. In view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Fremont's lost profits as a result of an early termination of this Agreement, in either of the instances described in the preceding two sentences, Borrower shall pay to Fremont, upon the effective date of such early termination and in addition to all other Obligations, an early termination fee (the EARLY TERMINATION FEE) in an amount equal to five percent (5.0%) of the Advance Limit. The Early Termination Fee shall be presumed to be the amount of damages sustained by Fremont as the result of the early termination and Borrower agrees that it is reasonable under the circumstances currently existing. The Early Termination Fee shall be deemed included in the Obligations. Notwithstanding anything herein to the contrary, if and to the extent the Early Termination Fee constitutes interest under applicable law, the Early Termination Fee, when added to all other interest contracted for, charged or received under this Agreement or any other Loan Documents, shall not exceed, and shall be limited to an amount which constitutes, interest at the maximum lawful rate of interest allowable under applicable law.

          3.3 EFFECT OF TERMINATION. Upon termination of this Agreement, all of the Obligations shall be immediately due and payable in full. No termination of this Agreement shall relieve or discharge Borrower of Borrower's duties, obligations and covenants hereunder until all of the Obligations have been fully and indefeasibly paid and satisfied, and Fremont's continuing security interest in the Collateral shall remain in effect until all of the Obligations have been fully and indefeasibly paid and satisfied.

     4.   CREATION OF SECURITY INTEREST

          4.1 GRANT OF SECURITY INTEREST. Borrower hereby grants to Fremont a continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all Obligations and in order to secure prompt performance by Borrower of each and all of its covenants and duties under the Loan Documents. Fremont's security interest in the Collateral shall attach to all Collateral without further act on the part of Fremont or Borrower. Other than sales of Inventory to buyers in the ordinary course of business, Borrower has no authority, express or implied, to dispose of any item or portion of the Collateral.

          4.2 NEGOTIABLE COLLATERAL. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Borrower shall, upon the request of Fremont, immediately endorse and assign such Negotiable Collateral to Fremont and deliver physical possession of such Negotiable Collateral to Fremont.

          4.3 DELIVERY OF ADDITIONAL DOCUMENTATION REQUIRED. Borrower shall execute and deliver to Fremont, concurrently with Borrower's execution and delivery of this Agreement and at any time thereafter at the request of Fremont, all financing statements, continuation financing statements, fixture filings, security agreements, chattel mortgages, pledges, assignments, endorsements of certificates of title, applications for title, affidavits, reports, notices, schedules of accounts, letters of authority, and all other documents that Fremont may reasonably request, in form satisfactory to Fremont, to perfect and continue perfected Fremont's security interest in the Collateral and in order to fully consummate all of the transactions contemplated hereunder and under the other Loan Documents.

          4.4 POWER OF ATTORNEY. Borrower hereby irrevocably designates, makes, constitutes and appoints Fremont (and any of Fremont's officers, employees or agents designated by Fremont) as Borrower's true and lawful attorney-in-fact, and Fremont, or Fremont's agent, may, without notice to Borrower and in either Borrower's or Fremont's name, but at the cost and expense of Borrower, at such time or times as Fremont in its sole discretion may determine: (a) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of Borrower's rights and remedies with respect to the collection of the Accounts; (b) take control, in any manner, of any item of payment or proceeds relating to any Collateral; (c) prepare, file and sign Borrower's name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment or satisfaction of lien or similar document in connection with any of the Collateral; (d) sign Borrower's name on any of documents described in SECTION 4.3 or on any other similar documents to be executed, recorded or filed in order to perfect or continue perfected Fremont's security interest in the Collateral; (e) sign Borrower's name on any invoices, bills of lading, freight bills, chattel paper, documents, instruments or similar documents or agreements relating to the Accounts, Inventory or other Collateral, drafts against Account Debtors, schedules and assignments of Accounts, verifications of Accounts and notices to Account Debtors; (f) send requests for verification of Accounts; (g) endorse Borrower's name on any checks, notes, acceptances, money orders, drafts or other items of payment or proceeds relating to any Collateral that may come into Fremont's possession and deposit the same to the account of Fremont for application to the Obligations; (h) do all other acts and things necessary, in Fremont's determination, to fulfill Borrower's obligations under this Agreement or any of the other Loan Documents; (i) at any time that an Event of Default has occurred and is continuing, notify the post office authorities to change the address for delivery of Borrower's mail to an address designated by Fremont, to receive and open all mail addressed to Borrower, and to retain all mail relating to the Collateral and forward all other mail to Borrower; (j) at any time that an Event of Default has occurred and is continuing, use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, Inventory, Equipment and any other Collateral and to which Borrower has access; (k) at any time that an Event of Default has occurred and is continuing, make, settle and adjust all claims under Borrower's policies of insurance, make all determinations and decisions with respect to such policies of insurance and endorse the name of Borrower on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance; (l) at any time that an Event of Default has occurred and is continuing, sell or assign any of the Accounts and other Collateral upon such terms, for such amounts and at such time or times as Fremont deems advisable; and (m) at any time that an Event of Default has occurred and is continuing, settle, adjust or compromise disputes and claims respecting the Accounts directly with Account Debtors, for amounts and upon terms that Fremont determines to be reasonable, and, in furtherance thereof, execute and deliver any documents and releases that Fremont determines to be necessary. The appointment of Fremont as Borrower's attorney-in-fact and each and every one of Fremont's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and this Agreement has been terminated.

          4.5 RIGHT TO INSPECT. Fremont, through any of its officers, employees or agents, shall have the right at any time or times during Borrower's usual business hours, or during the usual business hours of any third party having control over any of Borrower's Books, to inspect Borrower's Books in order to verify the amount or condition of, or any other matter relating to, the Collateral or Borrower's financial condition. Fremont also shall have the right at any time or times during Borrower's usual business hours to inspect and examine the Inventory and the Equipment and to check and test the same as to quality, quantity, value and condition. If an Event of Default has occurred or if Fremont reasonably believes that an Event of Default has occurred, Fremont may conduct any of the inspections referenced in this SECTION 4.5 at any time without regard to Borrower's or any third party's usual business hours.

     5.   REPRESENTATIONS AND WARRANTIES

          Borrower makes the following representations and warranties to Fremont and each such representation and warranty shall be deemed to be repeated with each Revolving Advance made by Fremont and shall be conclusively presumed to have been relied on by Fremont regardless of any investigation made or information possessed by Fremont. The following representations and warranties shall be cumulative and in addition to any and all other representations and warranties which Borrower shall now or hereafter give, or cause to be given, to Fremont.

          5.1 NO PRIOR ENCUMBRANCES: SECURITY INTERESTS. Borrower has good and indefeasible title to the Collateral, free and clear of liens, claims, security interests or encumbrances, except for those permitted under SECTION 7.2.

          5.2 ACCOUNTS. All of Borrower's Accounts constitute bona fide existing obligations created by the sale and Delivery of Inventory or the rendition of services to Account Debtors in the ordinary course of Borrower's business, and, in the case of Accounts created by the sale and delivery of Inventory, the Inventory giving rise to such Accounts has been delivered to the Account Debtor. At the time of the creation of each Eligible Account or the assignment thereof to Fremont, each such Eligible Account is unconditionally owed to Borrower without defense, dispute, offset, counterclaim or right of return or cancellation and Borrower has not received notice of actual or imminent bankruptcy, insolvency or material impairment of the financial condition of the Account Debtor regarding such Eligible Account.

          5.3 ELIGIBLE INVENTORY. All Eligible Inventory is of good and merchantable quality, free from defects.

          5.4 LOCATION OF INVENTORY AND EQUIPMENT. The Inventory and Equipment are not stored with a bailee, warehouseman, processor or similar party unless Fremont has consented thereto in writing and are located only at the following locations: 30152 Aventura, Rancho Santa Margarita; finished goods inventory may, from time to time, be located at public warehouses for distribution to Account Debtors.

          5.5 INVENTORY RECORDS. Borrower keeps correct and accurate records itemizing and describing the kind, type, quality and quantity of the Inventory and Borrower's cost therefor.

          5.6 LOCATION OF CHIEF EXECUTIVE OFFICE. The chief executive office of Borrower is located at the address stated in the first paragraph of this Agreement.

          5.7 DUE INCORPORATION AND QUALIFICATION. Borrower is a corporation duly organized and existing and in good standing under the laws of the state of its incorporation and is qualified or licensed to do business in, and is in good standing in, any state in which the failure to be qualified or licensed and in good standing could have a material adverse effect on Borrower's business or the Collateral.

          5.8 FICTITIOUS NAME(S). Borrower is conducting its business at the present time under the following trade or fictitious name(s): Jukebox, Mama Mia. Borrower has complied with the fictitious name laws of all jurisdictions in which compliance is required in connection with its use of such name(s). During the five (5) years prior to the date of this Agreement, Borrower conducted business under the following trade or fictitious name(s) in addition to those stated above:
             -------------------------------------------------------------------

--------------------------------------------------------------------------------

          5.9 PERMITS AND LICENSES. Borrower holds all licenses, permits, franchises, approvals and consents as are required in the conduct of its business and the ownership and operation of its properties.

          5.10 DUE AUTHORIZATION; NO CONFLICT. The execution, delivery and performance of the Loan Documents to which Borrower is a party are within Borrower's corporate powers, have been duly authorized and are not in conflict with nor constitute a breach of any provision contained in Borrower's Articles or Certificate of Incorporation or Bylaws, nor will they create a default under any material agreement to which Borrower is a party.

          5.11 LITIGATION. There are no actions or proceedings pending by or against Borrower before any court or administrative agency and Borrower has no knowledge or notice of any pending, threatened or imminent litigation, governmental investigations, or claims, complaints, actions or prosecutions involving Borrower or any guarantor of the Obligations, except for ongoing collection matters in which Borrower is the plaintiff and such matters as have been disclosed to Fremont in writing.

          5.12 TAXES. All assessments and taxes, whether real, personal or otherwise, due or payable by, or imposed, levied or assessed against Borrower or any of its property or in connection with Borrower's business have been paid in full prior to delinquency or the expiration of any extension period.

          5.13 NO MATERIAL ADVERSE CHANGE IN FINANCIAL CONDITION. All financial statements relating to Borrower which have been or may hereafter be delivered by Borrower to Fremont have been prepared in accordance with GAAP and fairly present Borrower's financial condition as of the date thereof and Borrower's results of operations for the period then ended. There has been no material adverse change in the financial condition of Borrower since the date of the most recent of such financial statements submitted to Fremont.

          5.14 SOLVENCY. Borrower is able to pay its debts (including trade debts) as they mature. No transfer of property is being made by Borrower and no obligation is being incurred by Borrower in connection with the transactions contemplated by this

Agreement or the other Loan Documents with the intent to hinder, delay or defraud either present or future creditors of Borrower.

          5.15 ERISA. Neither Borrower, nor any ERISA Affiliate nor any Plan is or has been in violation of any of the provisions of ERISA, any of the qualification requirements of IRC Section 401(a), or any of the published interpretations thereof. No lien upon the assets of Borrower has arisen with respect to any Plan. No PROHIBITED TRANSACTION within the meaning of ERISA
Section 406 or IRC Section 4975(c) has occurred with respect to any Plan. Neither Borrower nor any ERISA Affiliate has incurred any withdrawal liability with respect to any Multiemployer Plan. Borrower and each ERISA Affiliate have made all contributions required to be made by them to any Plan or Multiemployer Plan when due. There is no accumulated funding deficiency in any Plan, whether or not waived.

          5.16 ENVIRONMENTAL LAWS AND HAZARDOUS MATERIALS. Borrower has complied with all Environmental Laws. Except as previously disclosed to Fremont in writing, Borrower has not caused or permitted any Hazardous Materials to be located, incorporated, generated, stored, manufactured, transported to or from, released, disposed of or used at, upon, under or within any premises at which Borrower conducts its business, or in connection with Borrower's business. To the best of Borrower's knowledge, no prior owner or operator of any premises at which Borrower conducts its business has caused or permitted any of the above to occur at, upon, under or within any of such premises.

          5.17 INTELLECTUAL PROPERTY. Borrower does not own or have rights as licensee in or to any trademarks or patents or have any trademark or patent applications pending, except as has been disclosed in writing to Fremont.

          5.18 LABOR AND EMPLOYMENT DISPUTES. There are no pending grievances, disputes or controversies with any union or other organization of Borrower's employees, or pending threats of strikes or work stoppages, or demands for collective bargaining by any union or other organization of Borrower's employees.

     6.   AFFIRMATIVE COVENANTS

          Borrower covenants and agrees that during the term of this Agreement and until payment in full of the Obligations, and unless Fremont shall otherwise consent in writing, Borrower shall do all of the following:

          6.1 ACCOUNTING SYSTEM. Borrower at all times shall maintain a standard and modern system of accounting in accordance with GAAP with ledger and account cards or computer tapes, disks, printouts and records pertaining to the Collateral which contain information as may from time to time be requested by Fremont. Borrower also shall keep proper books of account showing all sales, claims and allowances on its Inventory.

          6.2 COLLATERAL REPORTS. Borrower shall deliver to Fremont, no later than the fifteenth day of each month during the term of this Agreement, a detailed aging of the Accounts, a reconciliation statement and a summary aging, by vendor, of all accounts payable and any book overdraft. Borrower shall deliver to Fremont, as Fremont may from time to time require, collection reports, sales journals, invoices, original delivery receipts, customers' purchase orders, shipping instructions, bills of lading and other documentation respecting shipment arrangements. Absent such a request by Fremont, copies of all such documentation shall be held by Borrower as custodian for Fremont.

          6.3 RETURNS. Returns and allowances, if any, as between Borrower and its Account Debtors, shall be permitted by Borrower on the same basis and in accordance with the usual and customary practices of Borrower as they exist at the time of the execution and delivery of this Agreement. If any Account Debtor returns any Inventory to Borrower, Borrower shall promptly determine the reason for such return and, if Borrower accepts such return, issue a credit memorandum (with a copy to be sent to Fremont) in the appropriate amount to such Account Debtor. Borrower shall promptly notify Fremont of all returns and recoveries and of all disputes and claims.

          6.4 DESIGNATION OF INVENTORY. Borrower shall now and from time to time hereafter, but not less frequently than bi-weekly, execute and deliver to Fremont a designation of Eligible Inventory specifying Borrower's cost and the wholesale market value of such Eligible Inventory, and further specifying such other information as Fremont may reasonably request.

          6.5 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES. Borrower shall deliver to Fremont: (a) as soon as available, but in any event within thirty
(30) days after the end of each of Borrower's fiscal quarters during each of Borrower's fiscal years, a company prepared balance sheet and profit and loss statement covering Borrower's operations during such period; and (b) as soon as available, but in any event within ninety (90) days after the end of each of Borrower's fiscal years, financial statements of Borrower for each such fiscal year. Reviewed by independent certified public accountants acceptable to Fremont. Notwithstanding the foregoing, Fremont reserves the right to require Borrower to provide Fremont with company prepared financial statements on a monthly (rather than quarterly) basis. All such annual financial statements shall include a balance sheet and profit and loss statement, together with the accountants' letter to management. Borrower shall also deliver Borrower's Form 10-Qs, 10-Ks or 8-Ks, and any other filings made by Borrower with the Securities and Exchange Commission, if any, as soon as the same become available, and any other report reasonably requested by Fremont relating to the Collateral or the financial condition of Borrower, including financial projections, and a certificate signed by the chief financial officer or chief executive officer of Borrower to the effect that all reports, statements or computer prepared information of any kind or nature delivered or caused to be delivered to Fremont under this SECTION 6.5 fairly present the financial condition of Borrower and that there exists on the date of delivery of such certificate to Fremont no condition or event which constitutes an Event of Default.

          6.6 LITIGATION. Borrower shall promptly notify Fremont in writing of any litigation, governmental investigations or criminal prosecutions involving Borrower, other than collection matters in which Borrower is the plaintiff.

          6.7 TAX RETURNS, RECEIPTS. Borrower shall deliver to Fremont copies of each of Borrower's federal income tax returns, and any amendments thereto, within thirty (30) days after the filing thereof with the Internal Revenue Service. Furthermore, Borrower shall deliver to Fremont, promptly upon request by Fremont, satisfactory evidence of Borrower's payment of all federal withholding taxes required to be paid by Borrower.

          6.8 GUARANTOR TAX RETURNS. Borrower shall cause each guarantor of the Obligations to deliver to Fremont copies of such guarantor's federal income tax returns within thirty (30) days after the filing thereof with the Internal Revenue Service.

          6.9 TITLE TO EQUIPMENT. Upon Fremont's request, Borrower shall immediately deliver to Fremont, properly endorsed, any and all evidences of ownership of, or certificates of title or applications for title to, any items of Equipment.

          6.10 MAINTENANCE OF EQUIPMENT. Borrower shall keep and maintain the Equipment in good operating condition and repair and shall make all necessary replacements thereto so that the value and operating efficiency thereof shall at all times be maintained and preserved. Borrower shall not permit any item of Equipment to become a fixture to real estate or an accession to other property, and the Equipment is now and shall at all times remain personal property.

          6.11 TAXES. All assessments and taxes, whether real, personal or otherwise, due or payable by, or imposed, levied or assessed against Borrower or any of its property or in connection with Borrower's business shall be paid in full prior to delinquency or the expiration of any extension period. Borrower shall make due and timely payment or deposit of all federal, state and local taxes, assessments or contributions required of it by law and will execute and deliver to Fremont, on demand, appropriate certificates attesting to the payment or deposit thereof. Borrower shall make timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability and local, state and federal income taxes, and shall, upon request, furnish Fremont with proof satisfactory to Fremont indicating that Borrower has made such payments or deposits.

          6.12 INSURANCE. Borrower, at its expense, shall keep and maintain the Collateral insured against all risk of loss or damage from fire, theft, vandalism, malicious mischief, explosion, sprinklers and all other hazards and risks of physical damage included within the meaning of the term "extended coverage" in such amounts as are ordinarily insured against by other similar businesses. Borrower shall also keep and maintain comprehensive general public liability insurance and property damage insurance, and insurance against loss from business interruption, insuring against all risks relating to or arising from Borrower's ownership and use of the Collateral and Borrower's other assets and the operation of Borrower's business. All such policies of insurance shall be in such form, with such companies and in such amounts as may be satisfactory to Fremont, Borrower shall deliver to Fremont certified copies of such policies of insurance and evidence of the payments of all premiums therefor. All such policies of insurance (except those of public liability and property damage) shall contain a Lender's Loss Payable endorsement in a form satisfactory to Fremont, naming Fremont as sole loss payee thereof, and shall contain a waiver of warranties. All proceeds payable under any such policy shall be payable to Fremont to be applied to the Obligations.

          6.13 NO OFFSETS OR COUNTERCLAIMS. All payments hereunder and under the other Loan Documents made by or on behalf of Borrower shall be made without offset or counterclaim, and Borrower hereby waives any right to offset, against the repayment of the Obligations, any claims it may have against Fremont.

          6.14 FREMONT EXPENSES. Borrower shall immediately and without demand reimburse Fremont for all sums expended by Fremont which constitute Fremont Expenses and Borrower hereby authorizes and approves all Revolving Advances and payments by Fremont for items constituting Fremont Expenses. Borrower acknowledges that Fremont Expenses include, among other things, (a) Fremont's reasonable attorneys fees and expenses incurred in defending or otherwise representing Fremont concerning the Loan Documents or the Obligations and (b) charges resulting from the dishonor of checks. Since Fremont Expenses are a part of the Obligations which are secured by the Collateral, Fremont shall not be required to discharge any lien or terminate any security interest in the Collateral unless and until (y) Borrower and Fremont execute a mutual general release of liability and indemnification in favor of and acceptable to Fremont and (z) to the extent another financial institution refinances the Obligations,such financial institution delivers an agreement, acceptable to Fremont, to indemnify Fremont for loss arising from checks delivered to Fremont for collection and payment of the Obligations which are returned for non-payment or for any other reason.

          6.15 COMPLIANCE WITH LAW. Borrower shall comply with the requirements of all applicable laws, rules, regulations and orders of governmental authorities relating to Borrower and the conduct of Borrower's business, including the Fair Labor Standards Act and the Americans with Disabilities Act.

          6.16 LOCATION OF INVENTORY AND EQUIPMENT. Borrower shall keep the Inventory and Equipment only at the locations identified in SECTION 5.5.

          6.17 ENVIRONMENTAL LAWS AND HAZARDOUS MATERIALS. Borrower shall not permit any lien under any Environmental Law to be filed against any of the Collateral or any of Borrower's real property in which Fremont holds a lien, and will promptly notify Fremont of any proceeding, inquiry or claim relating to any alleged violation of any Environmental Law, or any alleged loss, damage or injury resulting from any Hazardous Material. Fremont shall have the right to join and participate in, as a party if it so elects, any legal or administrative proceeding initiated against Borrower or any guarantor of the Obligations with respect to any Hazardous Material or in connection with any Environmental Law.

     7.   NEGATIVE COVENANTS

          Borrower covenants and agrees that during the term of this Agreement and until payment in full of the Obligations, Borrower will not do any of the following without Fremont's prior written consent:

          7.1 INDEBTEDNESS. Create, incur, assume, permit or otherwise become liable with respect to any indebtedness outside of the ordinary and usual course of Borrower's business, except (a) indebtedness set forth in Borrower's latest financial statements submitted to Fremont prior to the date of this Agreement and renewals or extensions of such indebtedness and (b) the Obligations.

          7.2 LIENS. Create, incur, assume or permit to exist any security interest, lien, pledge, mortgage or encumbrance on any Collateral or on any of Borrower's real property in which Fremont holds a lien, except (a) the security interests granted to Fremont by Borrower, (b) the security interests disclosed in the UCC searches obtained by Fremont prior to the funding of the initial Revolving Advance hereunder and (c) any security interest which Borrower has disclosed in writing to Fremont and to which Fremont has given its prior written consent.

          7.3 EXTRAORDINARY TRANSACTIONS. Enter into any transaction not in the ordinary and usual course of Borrower's business, including the sale, lease or other disposition of, whether by sale or otherwise, any of Borrower's assets other than sales of Inventory in the ordinary and usual course of Borrower's business; or make any advance, loan or capital contribution to any Person except in the ordinary and usual course of Borrower's business.

          7.4 CHANGE NAME. Change Borrower's name, business structure or identity, or add any new fictitious name.

          7.5 FUNDAMENTAL CHANGES. Enter into any acquisition, merger, consolidation, reorganization or recapitalization, or reclassify its capital stock, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or acquire by purchase or otherwise all or substantially all of the assets, stock or other beneficial ownership interest of any other Person.

          7.6 GUARANTY. Guaranty or otherwise become in any way liable with respect to the obligations of any third party except by endorsement of instruments or items of payment for deposit to the account of Borrower for negotiation and delivery to Fremont.

          7.7 RESTRUCTURE. Make any change in Borrower's capital structure or in the principal nature of Borrower's business operations.

          7.8  PREPAYMENTS. Prepay any indebtedness owing to any third party.

          7.9 CHANGE OF OWNERSHIP. Cause, permit or suffer any transfer, whether direct or indirect, of the ownership of ten percent (10%) or more of Borrower's outstanding capital stock or other beneficial ownership interest in any single transaction or series of transactions.

          7.10 COMPENSATION. Pay total compensation, including salaries, withdrawals, fees, bonuses, commissions, drawing accounts, management fees or other payments, whether directly or indirectly, in money or otherwise, during any fiscal year to all of Borrower's executives, officers, shareholders, affiliates, and directors (or any relatives thereof) in an aggregate amount in excess of one hundred twenty percent (120%) of those earned in the prior fiscal year or to the extent positive cash flow exists, so long as debts are generally being paid when due, Borrower is not in default and positive availability exists under the credit facility.

          7.11 LOANS TO INSIDERS. Make any loans, advances or extensions of credit to any officer, director, executive, employee or shareholder of Borrower, or any relative of any of the foregoing, or to any entity which is a subsidiary of, related to, affiliated with or has common shareholders, officers or directors with Borrower, which when aggregated with all other loans, advances or extensions of credit to any or all of the above Persons at any time outstanding during the term of this Agreement, exceeds Twenty-Five Thousand Dollars ($25,000.00).

          7.12 CAPITAL EXPENDITURES. Make any capital expenditure, or any commitment therefor, in excess of One Hundred Thousand Dollars ($100,000.00 ) for any individual transaction or where the aggregate amount of such capital expenditures, made or committed for in any fiscal year, is in excess of Three Hundred Thousand Dollars ($300,000.00).

          7.13 CONSIGNMENTS. Consign any Inventory; or sell any Inventory on bill and hold, sale on approval or other conditional terms of sale.

          7.14 DISTRIBUTIONS. Make any distribution or declare or pay any dividends (in cash or in stock) on, or purchase, acquire, redeem or retire any of Borrower's capital stock, of any class, whether now or hereafter outstanding.

          7.15 ACCOUNTING METHODS. Modify or change its method of accounting or enter into, modify or terminate any agreement currently existing or at any time hereafter entered into with any third party accounting firm or service bureau for the preparation or storage of Borrower's accounting records without said accounting firm or service bureau agreeing to provide Fremont information regarding the Collateral or Borrower's financial condition. Borrower waives the right to assert a confidential relationship, if any, it may have with any accounting firm or service bureau in connection with any information requested by Fremont pursuant to or in accordance with this Agreement, and agrees that Fremont may contact directly any such accounting firm or service bureau in order to obtain such information.

          7.16 SUSPENSION. Suspend or go out of business.

          7.17 LOCATION OF CHIEF EXECUTIVE OFFICE. Relocate its chief executive office to a new location unless Fremont is given thirty (30) days prior written notice thereof.

     8.   EVENTS OF DEFAULT

          The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Agreement:

          8.1 FAILURE TO PAY. Borrower fails to pay when due and payable, or when declared due and payable, any portion of the Obligations (whether principal, interest, fees and charges due Fremont, reimbursement of Fremont Expenses, or other amounts constituting Obligations);

          8.2 FAILURE TO PERFORM. Borrower fails or neglects to perform, keep or observe any term, provision, condition, representation, warranty, covenant or agreement contained in this Agreement, in any of the other Loan Documents or in any other present or future agreement between Borrower and Fremont;

          8.3 MISREPRESENTATION. Any misstatement or misrepresentation now or hereafter exists in any warrant, representation, statement or report made to Fremont by Borrower or any officer, employee, agent or director of Borrower, or if any such warranty or representation is withdrawn by any of them;

          8.4 MISREPRESENTATION OF COLLATERAL. Any writing, document, aging, certificate or other evidence of the Eligible Accounts or Eligible Inventory shall be incomplete, incorrect or misleading at the time the same is furnished to Fremont; or Borrower shall fail to immediately remit to Fremont proceeds of Accounts and other Collateral, pursuant to the terms of SECTION 2.6;

          8.5 MATERIAL ADVERSE CHANGE. There is a material adverse change in Borrower's business or financial condition;

          8.6 MATERIAL IMPAIRMENT. There is a material impairment of the prospect of repayment of any portion of the Obligations owing to Fremont or a material impairment of the value or priority of Fremont's security interests in the Collateral;

          8.7 LEVY OR ATTACHMENT. Any material portion of Borrower's assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any judicial officer;

          8.8 INSOLVENCY BY BORROWER. An Insolvency Proceeding is commenced by Borrower;

          8.9 INSOLVENCY AGAINST BORROWER. An Insolvency Proceeding is commenced against Borrower;

          8.10 INJUNCTION AGAINST BORROWER. Borrower is enjoined, restrained or in any way prevented by court order from continuing to conduct all or any material part of its business affairs;

          8.11 GOVERNMENT LIEN. A notice of lien, levy or assessment is filed of record with respect to any of Borrower's assets by the United States government, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, or any taxes or debts owing at any time hereafter to any one or more of such entities becomes a lien, whether choate or otherwise, upon any of Borrower's assets and the same is not paid on the payment date thereof;

          8.12 JUDGMENT. A judgment is entered against Borrower;

          8.13 CROSS DEFAULT TO MATERIAL AGREEMENTS. There is a default in any material agreement to which Borrower is a party with one or more third parties or by which Borrower or Borrower's property or assets are bound;

          8.14 SUBORDINATED DEBT PAYMENTS. Borrower makes any payment on account of indebtedness that has been contractually subordinated in right of payment to the payment of the Obligations, except to the extent such payment is permitted by the terms of the subordination agreement applicable to such indebtedness;

          8.15 LOSS OF GUARANTOR. Any guarantor of the Obligations dies, terminates his/her/its guaranty, becomes the subject of an Insolvency Proceeding, or contests his/her/its obligations under such a guaranty; or if any such guaranty of the Obligations ceases to be valid or enforceable for any reason;

          8.16 ERISA VIOLATION. A PROHIBITED TRANSACTION within the meaning of ERISA Section 406 or IRC Section 4975(c) shall occur with respect to a Plan which could have a material adverse effect on the financial condition of Borrower; any lien upon the assets of Borrower in connection with any Plan shall arise; Borrower or any ERISA Affiliate shall completely or partially withdraw from a Multiemployer Plan and such withdrawal could, in the opinion of Fremont, have a material adverse effect on the financial condition of Borrower; Borrower or any of its ERISA Affiliates shall fail to make full payment when due of all amounts which Borrower or any of its ERISA Affiliates may be required to pay to any Plan or any Multiemployer Plan as one or more contributions thereto; Borrower or any of its ERISA Affiliates creates or permits the creation of any accumulated funding deficiency, whether or not waived; the voluntary or involuntary termination of any Plan which termination could, in the opinion of Fremont, have a material adverse effect on the financial condition of Borrower; or Borrower shall fail to notify Fremont promptly and in any event within ten
(10) days of the occurrence of any event which constitutes an Event of Default under this clause or would constitute such an Event of Default upon the exercise of Fremont's judgment; or

          8.17 CRIMINAL PROCEEDINGS. Criminal proceedings are instituted against Borrower, any member of Borrower's senior management or any guarantor of the Obligations that could result in the forfeiture or loss of Collateral or a material impairment of the financial condition of Borrower or any guarantor of the Obligations.

          Notwithstanding anything contained in this SECTION 8 to the contrary, Fremont shall refrain from exercising its rights and remedies and an Event of Default shall not be deemed to have occurred by reason of the occurrence of any of the events set forth in SECTIONS 8.7, 8.9, 8.11 or 8.12 of this Agreement if, within ten (10) days from the date thereof, the same is released, discharged, dismissed, bonded against or satisfied; PROVIDED, HOWEVER, Fremont shall not be obligated to make Revolving Advances to Borrower during such period.

     9.   FREMONT'S RIGHTS AND REMEDIES

          9.1 RIGHTS AND REMEDIES. Upon the occurrence of an Event of Default. Fremont may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

               (a) Declare all Obligations, whether evidenced by this Agreement, any of the other Loan Documents or otherwise, immediately due and payable in full;

               (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement, any of the other Loan Documents or any other agreement between Borrower and Fremont;

               (c) Terminate this Agreement and any of the other Loan Documents as to any future liability or obligation of Fremont, but without affecting Fremont's rights and security interest in the Collateral and without affecting the Obligations;

               (d) Settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which Fremont considers advisable and, in such cases. Fremont will credit Borrower's loan account with only the net amounts received by Fremont in payment of such disputed Accounts, after deducting all Fremont Expenses incurred or expended in connection therewith;

               (e) Cause Borrower to hold all returned Inventory in trust for Fremont, segregate all returned Inventory from all other property of Borrower or in Borrower's possession and conspicuously label said returned Inventory as the property of Fremont;

               (f) Without notice to or demand upon Borrower or any guarantor, make such payments and do such acts as Fremont considers necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Fremont so requires and to deliver or make the Collateral available to Fremont at a place designated by Fremont. Borrower authorizes Fremont to enter any premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest or compromise any encumbrance, charge or lien that in Fremont's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrower's owned premises, Borrower hereby grants Fremont a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of Fremont's rights or remedies provided herein, at law, in equity, or otherwise;

               (g) Without notice to Borrower (such notice being expressly waived) and without constituting a retention of any collateral in satisfaction of an obligation (within the meaning of Section 9505 of the Code), set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by Fremont (including any amounts received in a lockbox or blocked account), or
(ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Fremont;

               (h) Hold, as cash collateral, any and all balances and deposits of Borrower held by Fremont (including any amounts received in a lockbox or blocked account) to secure the Obligations;

               (i) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale and sell (in the manner provided for herein) the Collateral, Fremont is hereby granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale and selling any Collateral. Borrower's rights under all licenses and all franchise agreements shall inure to Fremont's benefit;

               (j) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Fremont determines is commercially reasonable. It is not necessary that the Collateral be present at any such sale;

               (k) Fremont shall give notice of the disposition of the Collateral as follows:

                    (1) Fremont shall give the Borrower and each holder of a security interest in the Collateral who has filed with Fremont a written request for notice, a notice in writing of the time and place of public sale or, if the sale is a private sale or some other disposition other than a public sale is to be made, then the time on or after which the private sale or other disposition is to be made;

                    (2) The notice shall be personally delivered or mailed, postage prepaid, to Borrower as provided in SECTION 12, at least five (5) calendar days before the date fixed for the sale, or at least five (5) calendar days before the date on or after which the private sale or other disposition is to be made, unless the Collateral is perishable or threatens to decline speedily in value. Notice to Persons other than Borrower claiming an interest in the Collateral shall be sent to such addresses as they have furnished to Fremont;

                    (3) If the sale is to be a public sale, Fremont shall also give notice of the time and place by publishing a notice one time at least five
(5) calendar days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held;

               (l)  Fremont may credit bid and purchase at any public sale;

               (m) Any deficiency that exists after disposition of the Collateral as provided above shall be paid immediately by Borrower. Any excess will be remitted without interest by Fremont to the party or parties legally entitled to such excess; and

               (n) In addition to the foregoing, Fremont shall have all rights and remedies provided by law and any rights and remedies contained in any other Loan Documents. All such rights and remedies shall be cumulative.

          9.2 NO WAIVER. No delay on the part of Fremont in exercising any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege under this Agreement or otherwise, preclude other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege.

     10.  TAXES AND EXPENSES REGARDING THE COLLATERAL

          If Borrower fails to pay any monies (whether taxes, assessments, insurance premiums or otherwise) due to third parties regarding the Collateral, or fails to make any deposits or furnish any required proof of payment or deposit, or fails to perform any of Borrower's other covenants under the terms of this Agreement, then in its discretion and without prior notice to Borrower, Fremont may do any or all of the following: (a) make any payment which Borrower has failed to pay or any part thereof: (b) set up such reserves in Borrower's loan account as Fremont deems necessary to protect Fremont from the exposure created by such failure: (c) obtain and maintain insurance policies of the type described in SECTION 6.12 and take any action with respect to such policies as Fremont deems prudent; or (d) take any other action deemed necessary by Fremont to preserve and protect its interests and rights under this Agreement. Any payments made by Fremont shall not constitute an agreement by Fremont to make similar payments in the future or a waiver by Fremont of any Event of Default under this Agreement. Fremont need not inquire as to, or contest the validity of, any such expense, tax, security interest, encumbrance or lien and the receipt of notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

     11.  WAIVERS AND INDEMNIFICATIONS

          11.1 WAIVERS. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, notice of nonpayment at maturity, notice of intention to accelerate and notice of acceleration, so that Fremont may exercise any and all rights and remedies under the Loan Agreement or any other Loan Documents, or as otherwise provided at law or in equity, immediately upon the occurrence of any Event of Default, without any further notice, grace or opportunity to cure whatsoever. Borrower further waives notice prior to Fremont's taking possession or control of the Collateral, any bond or security which might be required by any court prior to allowing Fremont to exercise any of Fremont's remedies, and the benefit of all valuation, appraisement and exemption laws. Borrower agrees that Fremont may compromise, settle or release without notice to Borrower any accounts, documents, instruments, chattel paper or guaranties at any time held by Fremont on which Borrower may in any way be liable.

          11.2 NO MARSHALING. Borrower, on its own behalf and on behalf of its successors and assigns, hereby expressly waives all rights, if any, to require a marshaling of assets by Fremont or to require that Fremont first resort to some or any portion of the Collateral before foreclosing upon, selling or otherwise realizing on any other portion thereof.

          11.3 FREMONT LIABILITY FOR COLLATERAL. So long as Fremont complies with its obligations, if any, under Section 9207 of the Code. Fremont shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damages thereto occurring or arising in any manner or fashion from any cause: (c) any diminution in the value thereof; or (d) any act or default any carrier, warehouseman, bailee, forwarding agency or other Person. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower.

          11.4 INDEMNIFICATION. Borrower shall defend, indemnify and hold harmless Fremont, its directors, officers, agents, employees, participants and assigns, from and against any and all claims, suits, actions, causes of action, liabilities, damages, losses, obligations, judgments and expenses, including attorneys fees and costs, of any nature whatsoever, in any way relating to or arising from the transactions contemplated by this Agreement or any other Loan Document (including those relating to or arising from any alleged or actual violation of any Environmental Law, or any loss, damage or injury resulting from any Hazardous Material; PROVIDED that the foregoing indemnification shall not extend to liabilities, damages, losses, obligations, judgments and expenses arising from the gross negligence or willful misconduct of Fremont. This indemnification provision shall survive the termination of this Agreement.

     12.  NOTICES

          Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement, the Loan Documents or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by receipted overnight delivery service to Borrower or to Fremont, as the case may be, at their addresses set forth below:

     If to Borrower:     International Food and Beverage, Inc.
                    ------------------------------------------------------
                         30152 Aventura
                    ------------------------------------------------------
                         Rancho Santa Margarita, CA  92688
                    ------------------------------------------------------
                    Attn: Michael W. Hogarty
                         -------------------------------------------------

     If to Fremont:      FREMONT BUSINESS CREDIT
                         A DIVISION OF FREMONT FINANCIAL CORPORATION
                         2020 Santa Monica Boulevard, Suite 500
                         Santa Monica, California 90404-2023
                         Attn: Division Credit Manager

          The parties hereto may change the address at which they are to receive notices hereunder by notice in writing in the foregoing manner given to the other. All notices or demands sent in accordance with this SECTION 12, other than notices by Fremont in connection with Sections 9504 and 9505 of the Code, shall be deemed received on the earlier of the date of actual receipt or three
(3) calendar days after the deposit thereof in the mail. Borrower acknowledges and agrees that notices sent by Fremont in connection with Sections 9504 or 9505 of the Code shall be deemed sent when deposited in the mail or otherwise sent by Fremont in accordance with the delivery methods set forth above.

     13.  DESTRUCTION OF BORROWER'S DOCUMENTS

          All documents, schedules, invoices, agings or other papers delivered to Fremont may be destroyed or otherwise disposed of by Fremont four (4) months after they are delivered to or received by Fremont unless Borrower requests, in writing, the return of said documents, schedules, invoices, agings or other papers and makes arrangements, at Borrower's expense, for their return.

     14.  GENERAL PROVISIONS

          14.1 EFFECTIVENESS. This Agreement and the other Loan Documents shall be binding and deemed effective when executed by Borrower and Fremont.

          14.2 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; PROVIDED, HOWEVER, that Borrower may not assign this Agreement or any rights hereunder without Fremont's prior written consent and any prohibited assignment shall be absolutely void. No consent to an assignment by Fremont shall release Borrower from its Obligations. Fremont may assign this Agreement and its rights and duties hereunder. Fremont reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in Fremont's rights and benefits hereunder. In connection therewith, Fremont may disclose all documents and information which Fremont now or hereafter may have relating to Borrower or Borrower's business. Borrower expressly consents to the assignment by Fremont to its wholly owned subsidiary, Fremont Funding Inc., of certain of Fremont's rights hereunder and under the other Loan Documents, including the beneficial interest in loans made by Fremont, and the subsequent assignment by Fremont Funding Inc. to the Fremont Small Business Loan Master Trust of such rights.

          14.3 SECTION HEADINGS. Headings and numbers have been set forth, herein for convenience only. Unless the contrary is compelled by the context, everything contained in each paragraph applies equally to this entire Agreement.

          14.4 INTERPRETATION. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Fremont or Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

          14.5 SEVERABILITY OF PROVISIONS. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

          14.6 AMENDMENTS IN WRITING. Neither this Agreement nor any provision hereof shall be amended, modified waived, or terminated orally or by course of conduct or pattern of dealing, but only by a written agreement signed by an authorized officer of Fremont. Any purported amendment, modification, waiver or termination of this Agreement or any provision hereof that is not in writing and signed by an authorized officer of Fremont shall be void and of no effect.

          14.7 INTEGRATION. This Agreement, together with the other Loan Documents, reflects the entire agreement between the parties with respect to the subject matter hereof. This Agreement, together with the other Loan Documents, supersedes all prior agreements, understandings and negotiations, if any, which, are merged into this Agreement and the other Loan Documents.

          14.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts each of which, when executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute but one and the same Agreement.

          14.9 REVIVAL AND REINSTATEMENT OF OBLIGATIONS. If the incurrence or payment of the Obligations by Borrower or any guarantor of the Obligations or the transfer by either or both of such parties to Fremont of any property of either or both of such parties should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences and other voidable or recoverable payments of money or transfers of property (a VOIDABLE TRANSFER), and if Fremont is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer. or the amount thereof that Fremont is required or elects to repay or restore, and as to all reasonable costs, expenses and attorneys fees of Fremont related thereto, the liability of Borrower or such guarantor automatically shall be revived, reinstated and restored and shall exist as though such Voidable Transfer had never been made.

          14.10 CONSULTATION WITH COUNSEL. Borrower and Fremont acknowledge that they have been given the opportunity to consult with counsel and other advisors of their choice prior to entering into this Agreement.

          14.11 LIMITATION OF LIABILITY. No claim may be made by Borrower or any other Person against Fremont or the officers directors, employees or agents of Fremont for any special, indirect, punitive or consequential damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith, and Borrower hereby waives, releases and agrees not to sue upon any claim for any such damages.

          14.12 TELEFACSIMILE EXECUTION. Delivery of an executed counterpart of this Agreement or any other Loan Document by telefacsimile transmission shall be equally as effective as delivery of an executed hard copy of the same. Any party delivering an executed counterpart of this Agreement or any other Loan Document by telefacsimile transmission shall also deliver an executed hard copy of the same, but the failure by such party to deliver an executed hard copy shall not affect the validity, enforceability and binding effect of this Agreement or such other Loan Document.

          14.13 FINANCE LENDER LICENSE. Fremont is licensed as a Finance Lender by the California Department of Corporations file number 603 2362.

                  [Remainder of Page Left Blank Intentionally]

     15.  CHOICE OF LAW AND VENUE

          THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA; PROVIDED, HOWEVER, THAT THE LAWS OF THE STATE IN WHICH THE COLLATERAL IS LOCATED SHALL GOVERN WITH RESPECT TO (A) THE CREATION OF LIENS ON COLLATERAL LOCATED IN SUCH STATE AND (B) THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF FREMONT'S LIENS UPON ANY PORTION OF THE COLLATERAL LOCATED IN SUCH STATE AND THE ENFORCEMENT IN SUCH STATE OF FREMONT'S OTHER REMEDIES WITH RESPECT TO THE COLLATERAL LOCATED IN SUCH STATE.

          THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE COURTS LOCATED IN THE COUNTY OF LOS ANGELES STATE OF CALIFORNIA, THE FEDERAL COURTS WHOSE VENUE INCLUDES THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, OR, AT THE SOLE OPTION OF FREMONT, IN ANY OTHER COURT IN WHICH FREMONT SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY THE PARTIES EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN ANY SUCH COURT, AND THE PARTIES HEREBY WAIVE ANY OBJECTION WHICH EITHER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION AVID HEREBY CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY ANY SUCH COURT. FURTHERMORE, BORROWER AVID FREMONT EACH WAIVES TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF "FORUM NON CONVENIENS" OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 15.

     16.  WAIVER OF JURY TRIAL

          BORROWER AND FREMONT HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARlSING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, INCLUDING CONTRACT CLAIMS TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWER AND FREMONT REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed at Fremont's place of business Santa Monica, California.

                                   BORROWER:

                                        INTERNATIONAL FOOD AND BEVERAGE, INC.
                                   -------------------------------------------
                                   a  Delaware          corporation
                                      -----------------

                                   Signed By: /s/ Michael W. Hogarty
                                              ----------------------------------
                                   Print Name: Michael W. Hogarty
                                              ----------------------------------
                                   Title/Capacity: President
                                                  ------------------------------

                                   FREMONT BUSINESS CREDIT,
                                   A DIVISION OF FREMONT FINANCIAL CORPORATION, a California corporation

                                   Signed By: /s/ Jeffrey Lizar
                                              ----------------------------------
                                   Print Name: Jeffrey Lizar
                                              ----------------------------------
                                   Title/Capacity: Vice President
                                                  ------------------------------

            CONDITIONS PRECEDENT RIDER TO LOAN AND SECURITY AGREEMENT
                                     BETWEEN
                             FREMONT BUSINESS CREDIT
                   A DIVISION OF FREMONT FINANCIAL CORPORATION
                                       AND
                      INTERNATIONAL FOOD AND BEVERAGE, INC.

     This CONDITIONS PRECEDENT RIDER TO LOAN AND SECURITY AGREEMENT (hereinafter referred to as this "Rider") dated this 15th day of March, 1996, is hereby made a part of and incorporated into that certain Loan and Security Agreement (hereinafter referred to, together with all supplements and riders thereto and amendments thereof, as the "Loan Agreement") dated the date hereof between FREMONT BUSINESS CREDIT, A DIVISION OF FREMONT FINANCIAL CORPORATION, a California-corporation (hereinafter referred to as "Fremont"), and

International Food and Beverage. Inc., a Delaware corporation (hereinafter referred to as "Borrower").

     1. All capitalized terms contained in this Rider, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Loan Agreement.

     2.   As used herein, the term "Guarantor" shall refer to Michael W.
Hogarty.

     3. As conditions precedent to the making of any of the loans described in the Loan Documents, each of the following conditions shall be satisfied to the satisfaction of Fremont and its counsel unless waived by Fremont in writing:

          a.   No Event of Default shall exist;

          b. Borrower shall have executed and delivered, or caused to be executed and delivered, each of the Loan Documents and all other instruments, documents, agreements, waivers, financing statements, assignments, and subordination agreements as in the opinion of Fremont may be necessary to give effect to the Loan Agreement, the transactions contemplated thereby or the perfection of Fremont's security interest in the Collateral;

          c. Guarantor shall have executed and delivered, or caused to be executed and delivered, a Continuing Guaranty, in form and substance acceptable to Fremont, and all other instruments, documents, agreements, waivers, financing statements, deeds of trust and subordination agreements as in the opinion of Fremont may be necessary to give effect to such Continuing Guaranty, the transactions contemplated thereby;

          d. Borrower shall have executed, and Fremont shall have filed, all financing statements deemed necessary or desirable to Fremont to perfect Fremont's security interest in the Collateral, and Fremont shall have received assurances satisfactory to it that such security interests are duly perfected, first priority security interests;

          e. Borrower shall have delivered to Fremont evidence satisfactory to Fremont that the Collateral has been insured in such amounts as may be acceptable to Fremont, in its sole discretion, and in compliance with the provisions of the Loan Agreement and that Fremont has been named as lender loss payee on endorsements, in form and substance satisfactory to Fremont, issued in conjunction with all such policies of insurance;

          f. Borrower shall have caused to be delivered to Fremont a copy of its Articles of Incorporation certified by the Secretary of State of California together with a Good Standing Certificate for Borrower issued by the Secretary of State of California, each of which to be issued within sixty (60) days prior to the date of the Loan Agreement;

          g. Since January 1, 1996, there shall not have occurred any material adverse change in the business, financial condition or results of operations of Borrower or the existence or value of any of the Collateral;

          h. Fremont and Michael W. Hogarty shall have entered into a Subordination and Standby Agreement, in form and substance satisfactory to Fremont; and

          i. Fremont shall have received from Borrower's landlord(s) a duly executed Subordination and Consent of Real Property Owner, in form and substance satisfactory to Fremont, with respect to each leased property where Borrower stores Inventory or Equipment.

          j. At the time of initial funding under the Loan Documents, there shall be borrowing availability under Section 2.1 of the Loan Agreement to provide sufficient funding to pay (a) the amount of Borrower's indebtedness to the Existing Secured Lenders PLUS (b) the Loan Origination Fee of $5,000.00 described in Section 2.9 of the Loan Agreement, PLUS (c) the Documentation Fee of $1,000 described in Section 2.11 of the Loan Agreement.

     4. Borrower's failure to fulfill, or cause to be fulfilled, each of the foregoing conditions precedent to the satisfaction of Fremont on or before March 31, 1996 shall relieve Fremont of any obligation to consummate the transactions contemplated by the Loan Documents.

     5. The terms and conditions of this Rider are incorporated in and made a part of the Loan Agreement.

     IN WITNESS WHEREOF, this Rider has been executed by the parties hereto as of the date first written above.

INTERNATIONAL FOOD AND BEVERAGE, INC.
a Delaware corporation


Signed By: /s/ Michael W. Hogarty
          -----------------------------
Print Name: Michael W. Hogarty
Title/Capacity: President


FREMONT BUSINESS CREDIT,
A DIVISION OF FREMONT FINANCIAL CORPORATION, a California corporation


Signed By: /s/ Jeffrey Lizar
          -----------------------------
Print Name: Jeffrey Lizar
Title/Capacity: Vice President

                       SUBORDINATION AND STANDBY AGREEMENT
                                 BY AND BETWEEN
                             FREMONT BUSINESS CREDIT
                                  A DIVISION OF
                          FREMONT FINANCIAL CORPORATION
                                       AND
                               MICHAEL W. HOGARTY
                                   RELATING TO
                      INTERNATIONAL FOOD AND BEVERAGE, INC.


     This Agreement, dated as of March 15, 1996, is by and between FREMONT BUSINESS CREDIT, A DIVISION OF FREMONT FINANCIAL CORPORATION, a California corporation ("Fremont"), and Michael W. Hogarty, an Individual ("Creditor").

     1.   BACKGROUND.

          (a) International Food and Beverage, Inc. a Delaware corporation ("Borrower"), is currently or is about to become indebted to Creditor in the principal amount of Four hundred fifty-five thousand Dollars ($455,000.00). The indebtedness evidenced thereby is secured by a security interest in Borrower's "Collateral" (defined below).

          (b) Borrower has asked Fremont to make loans to Borrower, part of which shall be on a revolving basis. Borrower's obligations and indebtedness to Fremont are or are to be secured in part by a security interest in the "Collateral." Fremont is unwilling to make or continue to make such loans unless Creditor executes this Agreement.

          (c) Therefore, in consideration of the foregoing and the covenants set forth below, the parties hereto have signed this Agreement to establish the relative priorities of their respective security interests in the Collateral and to memorialize certain other agreements with respect to the enforcement of their respective rights and remedies against the Borrower.

     2.   DEFINITIONS. For purposes of this Agreement:

          (a) "Fremont's Debt" means all obligations, liabilities and indebtedness from time to time owing by Borrower to Fremont under Fremont's Documents or otherwise.

          (b) "Fremont's Documents" means any and all agreements, instruments and documents, together with any amendments thereto or replacements thereof, evidencing or securing a financing arrangement or arrangements between Fremont and the Borrower, including without limitation the Loan and Security Agreement between Borrower and Fremont.

          (c) "Collateral" means any existing or hereafter acquired personal property of the Borrower, whether tangible or intangible, including without limitation accounts, inventory, general intangibles and equipment, together with all proceeds of the foregoing. Collateral also includes the personal guaranties executed on behalf of Borrower and delivered by Guarantor(s) to Creditor and Fremont, respectively.

          (d) "Creditor's Debt" means all obligations, liabilities and indebtedness from time to time owing by Borrower to Creditor under Creditor's Documents or otherwise.

          (e) "Creditor's Documents" means any and all agreements, instruments and documents, together with any amendments thereto or replacements thereof, now or hereafter evidencing or securing a financing arrangement or arrangements between Creditor and Borrower.

          (f) "Debt" means either Creditor's Debt or Fremont's Debt, as appropriate.

          (g) "Documents" means either Creditor's Documents or Fremont's Documents, as appropriate.

     Except as defined in this Agreement, all terms used in this Agreement shall have the meanings provided in the Uniform Commercial Code.

     3.   SUBORDINATION; STANDBY.

          (a) Creditor agrees to subordinate, and does hereby subordinate, any security interests or liens it now or hereafter has in or upon the Collateral under Creditor's Documents or otherwise to any security interests in or liens upon the Collateral which Fremont now or hereafter has under Fremont's Documents or otherwise. Such subordination shall be effective regardless of whether the security interests and liens of Fremont are valid, enforceable and/or perfected. Creditor further agrees to subordinate and does hereby subordinate payment by the Borrower of all or any part of Creditor's Debt to Fremont on Fremont's Debt.

          (b) Regardless of whether a default exists under Creditor's Documents, Creditor shall not, without the prior written consent of Fremont, (i) demand payment of, sue for or receive all or any part of Creditor's Debt, by setoff or otherwise, or (ii) take any action to enforce its security interests in or liens on, or exercise any other rights with respect to, the Collateral or Creditor's Documents until all of the financing arrangements between Fremont and Borrower have been terminated and all of Fremont's Debt has been fully paid and satisfied; PROVIDED, that so long as Fremont has not notified Creditor of the existence of any Event of Default, Creditor may receive regularly scheduled payments of accrued interest from Borrower (but no prepayments) at a Rate not to exceed ten and one-quarter percent (10.25%) per annum.

          (c) Upon a distribution of the assets or readjustment of the indebtedness of Borrower by reason of liquidation, composition, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any of the debts of Borrower, or the application of the assets of Borrower to the payment or liquidation thereof, Creditor acknowledges that the payment and satisfaction of Fremont's Debt shall have priority over the payment and satisfaction of Creditor's Debt. Fremont is irrevocably authorized and empowered to receive and collect any and all dividends, payments and distributions made on account of any proof of claim relating to Creditor's Debt in whatever form the same may be paid or issued until Fremont's Debt is paid or satisfied. Creditor agrees that if Creditor does not file a proof of claim, Fremont may do so on behalf of Creditor. If Creditor does file a proof of claim in respect of Creditor's Debt, Creditor shall execute and deliver to Fremont such assignments or other instruments as Fremont may require to enable Fremont to collect all dividends, payments and distributions which may be made at any time on account of Creditor's Debt until Fremont's Debt is fully paid and satisfied.

          (d) Except with respect to Permitted Payments, should any payment, distribution, security or instrument, or any proceeds thereof, be received by Creditor upon or with respect to Creditor's Debt prior to the satisfaction of all of Fremont's Debt and termination of all financing arrangements between Borrower and Fremont, Creditor shall receive and hold the same in trust, as trustee, for the benefit of Fremont and shall forthwith deliver the same to Fremont in precisely the form received (except for the endorsement or assignment by Creditor where necessary), for application on any of Fremont's Debt, due or not due, and, until so delivered, the same shall be held in trust by Creditor as the property of Fremont. In the event of the failure of Creditor to make any such endorsement or assignment to Fremont, Fremont, or any of its officers or employees, is hereby irrevocably authorized to make the same.

     4. NO ASSIGNMENT. Each of Fremont and Creditor represents, warrants and covenants to the other that it has not subordinated, assigned or transferred, and agrees that it will not subordinate, assign or transfer at any time this Agreement remains in effect, any right, claim or interest of any kind in or to its Debt unless such subordination, assignment or transfer is made subject to this Agreement.

     5. LIMITATION ON CREDITOR'S COLLATERAL. Creditor agrees that until Fremont's debt has been fully paid and satisfied and the financing agreements between Borrower and Fremont have been terminated, Creditor will not obtain any liens or security interests in any Collateral other than the Collateral in which Creditor currently has an interest, whether to secure Creditor's debt now or hereafter owing.

     6. INSTRUMENT LEGEND: AMENDMENTS. Any of Creditor's Documents now or hereafter evidencing any of the Creditor Debt, or any portion thereof, will be inscribed with a legend conspicuously indicating that payment thereof is subordinated to the claims of Lender pursuant to the terms of this Agreement, and copies thereof will be promptly delivered to Lender.

     7. AMENDMENTS TO DOCUMENTS; WAIVERS. Creditor agrees that Fremont may at any time or times, in its discretion, (i) renew or extend the time of payment of Fremont's Debt, (ii) waive or release any Collateral or guaranties which may be held therefor, or (iii) modify or amend Fremont's Documents or Debt without further consent from Creditor or any other party, and without impairing or affecting this Agreement or any of Fremont's rights hereunder. Creditor further agrees that Creditor's Documents may not be modified or amended without Fremont's prior written consent. Creditor further agrees that Fremont shall be entitled to manage and supervise its financial arrangements with Borrower in accordance with its usual practices, modified from time to time as it deems appropriate under the circumstances, without affecting the validity or enforceability of this Agreement and without regard to the existence of any rights that Creditor may now or hereafter have in or to any of the assets of Borrower, and Fremont shall have no liability to Creditor for, and Creditor waives any claim which it may now or hereafter have against Fremont arising out of any and all actions which Fremont, in good faith, takes or omits to take (including, without limitation, actions with respect to the creation, perfection or continuation of liens or security interests in any existing or future Collateral, actions with respect to the occurrence of an Event of Default, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon any of the Collateral and actions with respect to the collection of any claim for all or any part of Fremont's Debt from any account debtor, guarantor or any other party) with respect to Fremont's Documents or to the collection of Fremont's Debt or the valuation, use, protection or release of Fremont's Collateral.

     8. MARSHALING; APPLICATION OF PAYMENTS. Creditor hereby waives any rights Creditor has or may have in the future to require Fremont to marshal its Collateral, and agrees that Fremont may proceed against its Collateral in any order that it deems appropriate in the exercise of its absolute discretion.

     9. BANKRUPTCY FINANCING ISSUES. If Borrower shall become subject to a proceeding under the Bankruptcy Code and if Fremont shall desire to permit the use of Collateral or to provide financing to Borrower under either Section 363 or Section 364 of the Bankruptcy Code, Creditor agrees as follows: (i) adequate notice to Creditor shall have been provided for such financing if Creditor receives notice one (1) business day prior to the entry of the order approving such financing; and (ii) no objection will be raised by Creditor to any such financing on the ground of a failure to provide adequate protection for Creditor's lien position in the Collateral. For purposes of this paragraph, notice of a proposed financing or use of cash Collateral shall be deemed given upon the giving of notice by telegram, telecopy or hand-delivery to Creditor, at the address and location indicated in Paragraph 11. This Subordination Agreement shall be applicable both before and after the filing of any petition by or against Borrower under the Bankruptcy Code and all references herein to Borrower shall be deemed to apply to a trustee for Borrower and to Borrower as debtor-in-possession.

     10. REPRESENTATIONS CONCERNING THE BORROWER. Neither Fremont, nor any of its directors, officers, agents or employees, shall be responsible to Creditor for (i) Borrower's solvency, financial condition, or ability to repay Creditor's Debt, (ii) any oral or written statements of Borrower, or (iii) the validity, sufficiency or enforceability of such Debt, any Documents or the security interests and liens granted by Borrower to Fremont. Creditor has entered into its Documents and financing arrangements with Borrower based upon its own independent investigation, and has not relied on any warranty or representation of Fremont with respect to the matters referred to in this paragraph.

     11.  MISCELLANEOUS.

          (a) This Agreement shall be irrevocable and shall continue effective until Fremont's Debt has been paid in full and the financing agreements between Borrower and Fremont have been terminated.

          (b) Either party's failure to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time and from time to time thereafter, and such rights shall be cumulative and not exclusive.

          (c) The knowledge by either party of any breach or other non-observance by the other party of the terms of this Agreement shall not constitute a waiver thereof or of any obligations to be performed by the other party hereunder.

          (d) Paragraph headings used herein are for convenience only, and shall not affect the meaning of any provision of this Agreement.

          (e) All notices or consents required under the terms and provisions of this Agreement shall be in writing and sent to the following addresses:

If to Creditor:     Michael W. Hogarty
                    47 Coronado Pointe
                    Laguna Niguel, CA 92677


If to Fremont:      FREMONT BUSINESS CREDIT
                    2020 Santa Monica Boulevard, Suite 500
                    Santa Monica, California 90404
                    Attention: Division Credit Officer


Notices shall be deemed to have been duly given (i) if delivered personally or otherwise actually received, or (ii) if sent by overnight delivery service. Notice given in any manner described in this paragraph shall be effective upon receipt by the addressee thereof; provided, however, that if any notice is tendered to an addressee and delivery thereof is refused by such addressee, such notice shall be effective upon such tender.

          (f) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          (g) The prevailing party in any litigation arising out of or relating to this Agreement shall be entitled to its attorneys' fees and costs.

          (h) THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, THE FEDERAL COURTS WHOSE VENUE INCLUDES THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, OR, AT THE SOLE OPTION OF FREMONT, IN ANY OTHER COURT IN WHICH FREMONT SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. CREDITOR AND FREMONT EACH WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, THE RIGHT TO A TRIAL BY JURY AND ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF "FORUM NON CONVENIENS" OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

          IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first written above.

CREDITOR:


     Michael W. Hogarty                 FREMONT BUSINESS CREDIT,
-----------------------------------     A DIVISION OF FREMONT FINANCIAL
                                        CORPORATION

Signed By: /s/ Michael W. Hogarty       Signed By: /s/ Jeffrey Lizar
          -------------------------               -------------------------
Print Name: Michael W. Hogarty          Print Name: Jeffrey Lizar
Title/Capacity: Individual              Title/Capacity: Vice President


                           ACKNOWLEDGMENT BY BORROWER

     The undersigned, the Borrower in the foregoing Subordination and Standby Agreement (the "Agreement"), hereby acknowledges that it has received a copy of the Agreement and consents thereto, and agrees to recognize all priorities and other rights granted therein to the parties thereto, and Borrower will not do any act or perform any obligation which is not in accordance with the priorities and agreements set forth in the Agreement.


BORROWER:

 International Food and Beverage, Inc.
--------------------------------------

Signed By: /s/ Michael W. Hogarty
          ----------------------------
Print Name: Michael W. Hogarty
Title/Capacity: President                               Dated: March 15,1996

                               CONTINUING GUARANTY

                                  (Individual)

      To induce Fremont Business Credit, a division of Fremont Financial Corporation, a California corporation (FREMONT), to grant credit to International Food and Beverage, Inc. a Delaware corporation (BORROWER), and in consideration thereof and of any loans, advances, or other financial accommodations heretofore or hereafter granted by Fremont to or for the account of Borrower, the undersigned Michael W, Hogarty (hereinafter called GUARANTOR) unconditionally Guaranties the full and prompt payment and performance by Borrower of all of Borrower's Indebtedness (as hereinafter defined) and obligations to Freemont whether now existing or hereafter arising from time to time, and promise to pay to Fremont, or order, on demand, in lawful money of the United States, all of Borrower's Indebtedness to Fremont, and all costs and expenses, including attorneys fees and legal expenses, paid or incurred by Fremont in endeavoring to collect the Indebtedness, or any part thereof, and in enforcing this Continuing Guaranty.

     1. DEFINITIONS. The word INDEBTEDNESS is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Borrower (including any interest which, but for the application of the provisions of the U,S, Bankruptcy Code, would have accrued on such amounts), heretofore, now or hereafter made, incurred, created, or arising, whether direct or indirect, absolute or contingent voluntary or involuntary, due or to become due, liquidated or unliquidated, determined or undetermined, secured or unsecured, however created, arising, or evidenced, whether Borrower may be liable thereon individually or jointly with others, and whether Borrower or any other party or person has any right or power to assert any claim or defense to the validity or enforceability of the Indebtedness.

     2. TERMINATION. This Continuing Guaranty; is continuing, unlimited. absolute, and unconditional. This Continuing Guaranty may be terminated by Guarantor only by an express, written notice to Fremont of termination, and no notice as termination shall be effective until it is actually received by Fremont. No notice of termination shall affect or impair the obligations of Guarantor with respect to any Indebtedness existing on the date Fremont receives such notice, any interest thereon, or any expenses paid or incurred by Fremont in endeavoring to collect the Indebtedness or any part thereof, or in enforcing this Continuing Guaranty. No notice of termination by Guarantor shall affect or impair the obligations of any other guarantor of the Indebtedness. No payment by Guarantor shall reduce the Guarantor's obligations hereunder unless written notice to that effect is received by Fremont at or prior to Fremont's receipt of such payment.

     3. OBLIGATIONS. Guarantor's obligations hereunder are independent of the obligations of Borrower. Guarantor waives the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement hereof. See attached page 1(a) incorporated herein by this reference.

     4. INDEMNITY. Guarantor agrees to indemnify and hold Fremont harmless from and against all claims, actions, causes of action demands, obligations, liabilities, losses, costs, and expenses in connection with, on account of, or in any way relating to or arising from Fremont's transactions with Borrower; PROVIDED that the foregoing indemnification shall not extend to liabilities, damages, losses, obligations judgments and expenses arising from the gross negligence or willful misconduct of Fremont.

     5. CONTINUATION OF TERMS. This Continuing Guaranty shall not be affected or impaired by any modifications, supplements, extensions or amendments of any contract or agreement to which the parties thereto may hereafter agree, nor by any modifications, releases or other alterations of any of the Indebtedness hereby guarantied or of any security therefor, nor by any agreements or arrangements whatever with Borrower or anyone else.

     6. AUTHORIZATION. Guarantor authorizes Fremont, without notice or demand and without affecting Guarantor's liability hereunder, from time to time and any number of times, to take any or all of the following actions:

          (a) renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the indebtedness or any part thereof, including increase or decrease of the rate of interest thereon;

          (b) take and hold security for the payment of this Continuing Guaranty or the Indebtedness, and exchange, enforce, waive and release any such security;

          (c) apply such security and direct the order or manner of sale thereof as Fremont in its discretion may determine;

          (d) release or substitute any other guarantors, sureties, or endorsers of the Indebtedness; and

          (e) assign, without notice, this Continuing Guaranty in whole or in part, or Fremont's rights hereunder, to anyone at any time.

     3. OBLIGATIONS (CONTINUED). In the event an Insolvency Proceeding has been filed by or against Borrower and such proceeding is continuing or if Fremont determines, in its sole discretion, that an Event of Default has occurred under Section 8.4 of the Loan and Security Agreement between Borrower and Fremont, a separate action or actions may be brought and prosecuted against Guarantor, irrespective of whether Borrower is joined in any such action or actions. In any circumstance in which none of the facts described in the previous sentence have occurred, Fremont agrees that any action or actions against Guarantor under this Continuing Guaranty shall be brought and prosecuted concurrently with or subsequent to any action or actions against Borrower.


                                      1(a)

     7. WAIVERS. Guarantor waives all rights and defenses arising out of an election of remedies by Fremont, even though that election of remedies, such as nonjudicial foreclosure with respect to security for the Indebtedness guarantied hereunder, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower by the operation of Section 580d of the California Code of Civil Procedure or otherwise. Guarantor waives any right of subrogation, contribution, indemnity or reimbursement that Guarantor has or may have against Borrower with respect to the Indebtedness guarantied hereunder until such time as the Indebtedness guarantied hereunder has been indefeasibly paid in full. Guarantor waives any right to require Fremont to
(a) proceed against Borrower; (b) proceed against or exhaust any security held from Borrower; or (C) pursue any other remedy in Fremont's power whatsoever. Guarantor waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower. Guarantor agrees that nothing shall discharge or satisfy the liability of Guarantor hereunder except the full and indefeasible payment and performance of all of Borrower's Indebtedness and obligations to Fremont with interest. Borrower's Indebtedness and obligations shall not be considered indefeasibly paid until all payments to Fremont are no longer subject to any right, by any person, to invalidate or set aside such payments or to seek to recoup the amount of such payments or to declare such payments to be fraudulent or preferential. In the event any portion of any such payments shall be set aside or restored, then Guarantor shall be liable for the full amount Fremont is required to repay, plus any costs and expenses (including attorneys fees) paid by Fremont in connection therewith. Any and all present and future debts and obligations of Borrower to Guarantor are hereby postponed in favor of and subordinated to the full payment and performance of all Indebtedness of Borrower to Fremont.(1) All monies or other property of Guarantor at any time in Fremont's possession may be held by Fremont as security for any and all obligations of Guarantor to Fremont however and whenever arising, whether absolute or contingent, whether due or to become due and whether under this Continuing Guaranty or otherwise. Guarantor also agrees that Fremont's books and records showing the account between Fremont and Borrower shall be admissible in any action or proceeding and shall be binding upon Guarantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof. Guarantor waives all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor, notices of default, notices of acceptance of this Continuing Guaranty and of the existence, creation or incurrence of new or additional indebtedness, notice of any and all favorable and unfavorable information, financial or other, about Borrower, heretofore, now or hereafter learned or acquired by Fremont and all other notices to which Guarantor might otherwise be entitled.

     8. MAINTENANCE OF INFORMATION. Guarantor hereby represents to Fremont that Guarantor is and will remain informed of the financial condition of Borrower and of all other circumstances which bear upon the risk of non-payment of Borrower's Indebtedness and any other obligations of Borrower guarantied hereby. Guarantor agrees that Fremont is not obligated to inform Guarantor of any such circumstances, whether now existing or hereafter arising, and that Fremont is not required to inquire into the powers of Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guarantied hereunder.

     9. ATTORNEYS FEES. Guarantor agrees to pay reasonable attorneys fees (including the allocated costs of Fremont's in-house counsel) and all other costs and expenses which may be incurred by Fremont in the enforcement of this Continuing Guaranty or any claim hereunder or under any other instrument or guaranty.

     10. AMENDMENTS IN WRITING. No termination or modification of this Continuing Guaranty shall be effective for any purpose unless it is in writing and executed by an officer of Fremont authorized to do so.

     11. DEMAND PAYMENT. Guarantor agrees that upon the occurrence of an EVENT OF DEFAULT (as defined in the Loan and Security Agreement between Borrower and Fremont), Guarantor, immediately following a demand for payment from Fremont, shall pay Fremont the full amount of the Indebtedness guarantied hereunder.

     12. SUCCESSORS AND ASSIGNS. The death of Guarantor shall not terminate this Continuing Guaranty. This Continuing Guaranty shall be binding upon the heirs, executors, administrators, trustees, beneficiaries, successors and assigns of Guarantor and shall inure to the benefit of Fremont, its successors and assigns, including without limitation Fremont Funding Inc. and LaSalle National Bank (or any successor thereto), as trustee of the Fremont Small Business Loan Master Trust.

     13.  SECURITY. This Continuing Guaranty is secured by:  N/A



(1) , with the exception of interest payable as permitted in the Subordination and Standby Agreement by and between Fremont and Guarantor along with reasonable expenses and salary generated in the ordinary course of Borrower's business.

     14. CHOICE OF LAW AND VENUE. THE VALIDITY OF THIS CONTINUING GUARANTY, ITS CONSTRUCTION INTERPRETATION, AND ENFORCEMENT AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS CONTINUING GUARANTY SHALL BE TRIED AND LITIGATED ONLY IN THE STATE COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA. THE FEDERAL COURTS WHOSE VENUE INCLUDES THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR, AT THE SOLE OPTION OF FREMONT, IN ANY OTHER COURT IN WHICH FREMONT SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. THE PARTIES EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN ANY SUCH COURT, AND THE PARTIES HEREBY WAIVE ANY OBJECTION WHICH EITHER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION AND HEREBY CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY ANY SUCH COURT. FURTHERMORE, BORROWER AND FREMONT EACH WAIVES TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF "FORUM NON CONVENIENS" OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS
SECTION 14.

     15. WAIVER OF JURY TRIAL. GUARANTOR HEREBY WAIVES GUARANTOR'S RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS CONTINUING GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. GUARANTOR REPRESENTS THAT GUARANTOR HAS REVIEWED THIS WAIVER AND KNOWINGLY AND VOLUNTARILY WAIVES GUARANTOR'S JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL IN THE EVENT OF LITIGATION, A COPY OF THIS CONTINUING GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     IN WITNESS WHEREOF, the undersigned Guarantor has executed this Continuing Guaranty this 15th day of March, 1996.




WITNESS:                                GUARANTOR:


Signed By: /s/ Jeffrey Lizar            Signed By: /s/ Michael W. Hogarty
          -------------------------               ------------------------------
Print Name: Jeffrey Lizar               Print Name: Michael W. Hogarty

                                             47 Coronado Pointe
                                        ----------------------------------------
                                        Home Address

                                             Laguna Niguel, CA  92677
                                        ----------------------------------------
                                        City/State/Zip

   [ COMPLETE THE APPROPRIATE NOTARIAL CERTIFICATES IF SIGNER(S) CANNOT APPEAR
                                 BEFORE FREMONT]

               CONTINUING GUARANTY DATED
                                         ----------------------


               ACKNOWLEDGMENT BY GUARANTOR(S) BEFORE NOTARY PUBLIC

STATE OF CALIFORNIA                )
                                   ) ss.
COUNTY OF_______________________   )

On _____________________, 19____, before me, ______________________________
personally appeared _________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature:
           ------------------------------------
My Commission Expires:                                                    (Seal)
                      -------------------------
Address:
        ---------------------------------------
City/State/Zip:
               --------------------------------

                             SECRETARY'S CERTIFICATE

      I, Ann M. Gooch do hereby certify that I am the duly elected an Secretary of International Food and Beverage,Inc., a Delaware corporation (the CORPORATION), that the following is a true and correct copy of the resolutions duly adopted by the Board of Directors of the Corporationon the 15th day of March, 1996, that the same have not in any way been modified or rescinded and are in full force and effect and that the resolutions have been adopted in accordance with the laws of the state of incorporation, the Certificate or Articles of Incorporation and the Bylaws of the Corporation, and that either no shareholder consent is required or any necessary shareholder consent has been obtained:

           "RESOLVED, that any one or more of the officers of the Corporation referred to below be and hereby are authorized and empowered on behalf of the Corporation to transact any and all business with Fremont Business Credit, a division of Fremont Financial Corporation (FREMONT) which the Corporation could in any way transact and are further authorized to execute, acknowledge and deliver on behalf of the Corporation and in its name to Fremont the following (the AGREEMENTS):

               1. A Loan and Security Agreement, together with riders, attachments and addenda thereto, and Secured Promissory Note(s) in favor of Fremont, each in form and content as such officer deems necessary and appropriate;

               2. All security agreements, pledge agreements, financing statements, deeds of trust, mortgages, assignments and other instruments of conveyance in favor of Fremont to effect a grant of a security interest or lien in all or a portion of the Corporation's assets, including without limitation accounts, inventory, equipment, general intangibles and real property; and

               3. All documents, instruments, agreements or certificates ancillary to the aforementioned loan and security documentation to the benefit of Fremont deemed necessary or appropriate to consummate the transactions with Fremont contemplated by the Corporation:

          "RESOLVED FURTHER, that the following are the true and correct names, signatures, and titles of the officers of the Corporation referred to above:

               NAMES                      SIGNATURES                       TITLES
          Michael W. Hogarty        /s/ Michael W. Hogarty       President
          --------------------------------------------------------------------------------
          Ann M. Gooch              /s/ Ann M. Gooch             Chief Financial Officer
          --------------------------------------------------------------------------------

          --------------------------------------------------------------------------------

          --------------------------------------------------------------------------------

          --------------------------------------------------------------------------------


          "RESOLVED FURTHER, that each of the foregoing officers is hereby authorized to execute and deliver, for and on behalf of the Corporation, all such other documents, instruments and agreements and to do all such other acts and things as, in the opinion of such officer, may be necessary or appropriate in order to effectuate the intent and purpose of the foregoing resolutions and to consummate the transactions contemplated by and to be performed by the Corporation in connection with the Agreements;

          "RESOLVED FURTHER, that the acts of said officers, or any of them, shall at all times receive full faith and credit without the necessity of inquiry by Fremont as to any of the circumstances attending the same or to the application of any money loaned pursuant hereto, and that the acts and doings of said authorized officers or any of them, in respect to the subject matter hereof, are hereby fully ratified, approved, adopted and confirmed; and

          "RESOLVED FURTHER, that the authorizations herein set forth shall remain in full force and effect and shall apply to all amendments and modifications of the Agreements until written notice of the modification or revocation of such authorizations shall be delivered to and actually received by Fremont at its office."



IN WITNESS WHEREOF, I have executed this Certificate as Secretary of the Corporation this 15th day March, of 1996.

                                        Signed By: /s/ Ann M. Gooch
                                                  ------------------------------
                                        Print Name: Ann M. Gooch

                                        Title/Capacity:     Secretary

                                  [LETTERHEAD]


March 15, 1996


Mr. Michael Hogarty, President
International Food and Beverage, Inc.
30152 Aventura
Rancho Santa Margarita, CA 92688

Re: Letter of Understanding

Dear Mr. Hogarty:

This letter of understanding is with respect to the proposed loan by and between Fremont Business Credit a division of Fremont Financial Corporation ("Fremont") and International Food and Beverage, Inc. ("IFB").

Fremont hereby acknowledges the existence of secured debt owed to various parties. A listing of such secured debt is listed below:

SECURED PARTY            COLLATERAL          UCC FINANCING STATEMENT #/DATE
-------------            ----------          ------------------------------
Avco Leasing             Equipment           92-193578  September 4, 1992
Liquid Carbonic Ind.     Equipment           92-267254  December 16, 1992
Gene Beck                Equipment           94-059084  April 4, 1994
AT&T Capital             Equipment           94-119639  June 13, 1994
Michael Hogarty          Blanket             9526860247 September 20, 1995

Secured debt listed above owed to Michael Hogarty shall be fully subordinated to Fremont through the proposed Subordination and Standby Agreement. Said agreement includes language restricting enforcement actions available to Mr. Hogarty in the event of default including a full and absolute standstill on actions to be taken against the collateral.

Sincerely,

/s/ Jeffrey Lizar
----------------------------
Jeffrey Lizar
Vice President


                                    IMPORTANT - READ INSTRUCTIONS ON BACK BEFORE FILLING OUT FORM

                This FINANCING STATEMENT is presented for filing pursuant to the California Uniform Commercial Code.
------------------------------------------------------------------------------------------------------------------------------------
1.   DEBTOR    (LAST NAME FIRST - IF AN INDIVIDUAL)              1A.  SOCIAL SECURITY OR FEDERAL TAX NO.
     International Food and Beverage, Inc.                            33-0307734
------------------------------------------------------------------------------------------------------------------------------------
1B.  MAILING ADDRESS                              1C.  CITY, STATE                        1D. ZIP CODE
     30152 Aventura                                    Rancho Santa Margarita, CA             92688
------------------------------------------------------------------------------------------------------------------------------------
2.   ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST - IF AN INDIVIDUAL)  2A.  SOCIAL SECURITY OR FEDERAL TAX NO.

------------------------------------------------------------------------------------------------------------------------------------
2B.  MAILING ADDRESS                              2C. CITY, STATE                         2D. ZIP CODE

------------------------------------------------------------------------------------------------------------------------------------
3.   DEBTOR'S TRADE NAMES OR STYLES (IF ANY)                          3A.  FEDERAL TAX NO
     Jukebox, Mama Mia Italiano, and Mama Mia Homestyle
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
4.   SECURED PARTY                                                    4A.  SOCIAL SECURITY NO. FEDERAL
               Fremont Business Credit                                     TAX NO. OR BANK TRANSIT AND A.B.A. NO.
       NAME    a division of Fremont Financial Corporation
       MAILING ADDRESS 2020 Santa Monica Blvd., Suite 500                  94-1701707
       CITY    Santa Monica        STATE  CA      ZIP  90404
------------------------------------------------------------------------------------------------------------------------------------
5.   ASSIGNEE OF SECURED PARTY (IF ANY)                              5A.  SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                                          OR BANK TRANSIT AND A.B.A. NO.
       NAME
       MAILING ADDRESS
       CITY                        STATE          ZIP
------------------------------------------------------------------------------------------------------------------------------------
6.   This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located owner of record when required by instruction 4).

          All now owned and hereafter acquired equipment, goods machinery, trade fixtures, furnishings, furniture, tools, machine tools, office equipment, appliances, parts, dies, yigs, and chattels of every kind, including without limitation any or all of the foregoing which are or are to become fixtures on the real property described in the attached Exhibit "A". The name of the record owner of said real property is:

          The Boldman Family 1990 Trust and the Branson G. and Sally Stillion Trust. This fixture filing is filed as a precaution and is not intended to imply that any of the items herein described is or is to become a fixture on said real property.

          This Financing Statement is filed as a fixture filing and is to be filed in the real estate records.
------------------------------------------------------------------------------------------------------------------------------------
7.   CHECK     /X/       7A   /X/  PRODUCTS OF COLLATERAL   7B.  DEBTOR(S) SIGNATURE NOT REQUIRED IN
     IF APPLICABLE                 ARE ALSO COVERED              ACCORDANCE WITH INSTRUCTION 5(a) ITEM:
                                                                      / /(1)    / /(2)    / /(3)    / /(4)
------------------------------------------------------------------------------------------------------------------------------------
8.   CHECK     /X/            / /  DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC Section 9105 (1) (n)
     IF APPLICABLE
------------------------------------------------------------------------------------------------------------------------------------
9.   /s/ Michael W. Hogarty                                                DATE: 3/15/96       C    10.  THIS SPACE FOR USE OF
SIGNATURE(S) OF DEBTOR(S)                                                                      O         FILING OFFICER (DATE, TIME,
                                                                                               D         FILE NUMBER AND FILING
                                                                                               E         OFFICER)
---------------------------------------------------------------------------------------------------
     Michael W. Hogarty, President                                                             1
     International Food and Beverage, Inc.
TYPE OR PRINT NAME(S) OF DEBTOR(S)                                                             2
------------------------------------------------------------------------------------------
     /s/ Jeffrey Lizar                                                                         3
SIGNATURE(S) OF SECURED PARTIES
                                                                                               4
------------------------------------------------------------------------------------------
     Jeffrey Lizar, Vice President                                                             5
     Fremont Business Credit, a division of
     Fremont Financial Corporation                                                             6
TYPE OR PRINT NAME(S) OF SECURED PARTIES
------------------------------------------------------------------------------------------     7
------------------------------------------------------------------------------------------
11.  RETURN COPY TO:                                                                           8

     NAME                Fremont Business Credit,                                              9
     ADDRESS             a division of Fremont Financial Corp
     CITY                2020 Santa Monica Blvd., Ste 500                                      0
     STATE               Santa Monica, CA  90404
     ZIP                 Attn: Jeffrey Lizar
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
(1) FILING OFFICER COPY                 FORM UCC-1 -- FILING FEE $3.00
                                        APPROVED BY THE SECRETARY OF STATE
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

                                   EXHIBIT "A"



The real property referred to herein is situated in the county of Orange, state of California, and is described as follows:

Lot 1 of Tract 11324, in the city of
Rancho Santa Margarita, state of California, in the office of the county recorder of said county.

Assessors Parcel Number: 805-043-26

COMMONLY KNOWN AS: 30152 AVENTURA, RANCHO SANTA MARGARITA, CALIFORNIA

                             INSTRUCTIONS (REV.1/76)

1.   PLEASE TYPE THIS FORM USING BLACK TYPEWRITER RIBBON

2.   If the space provided for any item is inadequate:

     a.   Note "Cont'd." in the appropriate space(s).

     b. Continue the Item(s) preceded by the Item. No. on an additional 8 1/2"x 11" sheet.

     c. Head each additional sheet with the Debtor's name (last name first for individuals) appearing in Item No. 1 of this form. Be sure to attach a copy of the additional sheet to each copy of the form.

3.   NUMERICAL IDENTIFICATION:

     a. If the Debtor, Secured Party or Assignee is an individual, include Social Security number in the appropriate space. Disclosure of Social Security number is optional for the filing of this statement, It will be used to assist in correctly identifying individuals with similar names. (UCC SECTION #9403 [5]).

     b. If the Debtor, Secured Party or Assignee is other than an individual or a bank, show Federal Taxpayer Number in the appropriate space.

     c. If the Secured Party or Assignee is a bank, show Transit and ABA number in the appropriate space. This must be the complete 10 digit number.

4.   COLLATERAL Description-Item 6

     a. If the financing statement covers crops growing or to be grown, the statement must also contain a description of the real estate concerned in accordance with UCC Section #9402 (1).


     b. If the financing statement covers timber to be cut or covers minerals or the like, oil or gas or accounts subject to UCC Section #9103 (5), the statement must show that it covers this type of collateral and the statement must also show it is to be recorded in the real estate records, and the financing statement must contain a description of the real estate sufficient if it were contained in a mortgage of the real estate to give constructive notice of the mortgage under the law of this State. If the debtor does not have an interest of record in the real estate, the financing statement must show the name of a record owner in Item No 6.

5.   SIGNATURES:

     Before mailing, be sure that the financing statement has been properly signed. A financing statement requires the signature of the debtor only EXCEPT under the following circumstances. If any of these circumstances apply, check the appropriate box in Item 7B and enter required information in Item 6.

     a. Under the provisions of UCC Section #9402 (2) a financing statement is sufficient when it is signed by the SECURED PARTY alone if it is filed to perfect a security interest in:

          (1) collateral already subject to a security interest in another jurisdiction when it is brought into this State or where the debtor's location is changed to this State. Such a financing statement must state that the collateral was brought into this State or that the debtor's location was changed to this State.

          (2) proceeds under UCC Section #9306, if the security interest in the original collateral was perfected. Such a financing statement must describe the original collateral and give the date of filing and the file number of the prior financing statement.

          (3) collateral as to which the filing has lapsed. Such a financing statement must include a statement to the effect that the prior financing statement has lapsed and give the date of filing and the file number of the prior financing statement.

          (4) collateral acquired after a change of name, identity or corporate structure of the debtor. Such a financing statement must include a statement that the name, identity or corporate structure of the debtor has been changed and give the date of filing and the file number of the prior financing statement and the name of the debtor as shown in the prior financing statement.

6.   FILING FEE-PROPER PLACE TO FILE:

     Enclose filing fee of three dollars ($3.00) payable to the appropriate Filing Officer. Financing statements and related papers pertaining to consumer goods should be filed with the County Recorder in the county of the debtor's residence, or if the debtor is not a resident of this State, then in the office of the County Recorder of the county in which the goods are kept. When the collateral is crops growing or to be grown, timber to be cut, or minerals or the like (including oil and gas), or accounts subject to Section UCC #9103 (5), then filing is with the County Recorder where the property is located. In all other cases, filing is with the Secretary of State.

7.   REMOVE SECURED PARTY AND DEBTOR COPIES.

     Send the ORIGINAL AND FIRST COPY with interleaved carbon paper to the Filing Officer with the correct filing fee. The original will be retained by the Filing Officer. The copy will be returned with the filing date and time stamped thereon. INDICATE THE NAME AND MAILING ADDRESS OF THE PERSON OR FIRM TO WHOM THE COPY IS TO BE RETURNED IN ITEM NO. 11.

                                  [LETTERHEAD]

MICHAEL W. HOGARTY
President and Chief Executive Officer


     March 15, 1996


     Fremont Business Credit
     a division of Fremont Financial Corporation
     2020 Santa Monica Blvd., Suite 500
     Santa Monica, CA 90404

     RE:  Direction to Disburse

     Ladies and Gentlemen:

     The undersigned has delivered to you a Loan and Security Agreement ("Agreement") and related agreements, instruments and documents evidencing a financing arrangement between you and the undersigned, all of even date herewith.

     The undersigned hereby authorizes you to charge our loan $5,000.00 for the loan fee as described in the Loan and Security Agreement.

     Very truly yours,
     INTERNATIONAL FOOD AND BEVERAGE, INC.

     /s/ Michael W. Hogarty
     -----------------------------
     By: Michael W. Hogarty
     Title: President

February 2, 1996


Michael W. Hogarty, President
International Food & Beverage, Inc. 30152 Aventura
Rancho Santa Margarita, CA 92688

Dear Mr. Hogarty:

In response to your request for financing, Fremont Business Credit ("FBC") is pleased to propose establishing a lending relationship with International Food K Beverage, Inc. ("Borrower") as outlined below. PLEASE UNDERSTAND THAT THIS IS A PROPOSAL AND NOT A COMMITMENT TO LEND. Funding under this proposal is subject to a satisfactory audit of the Borrower's books, records and operations, legal approval by FBC counsel and credit approval by FBC's senior management.

CREDIT FACILITIES

FBC will provide total Credit Facilities of $500,000 as outlined below:

1. A $500,000 revolving line of credit based upon advances of up to 75% of eligible accounts receivable and up to 50% of eligible raw material inventory.

A) Eligible receivables shall exclude accounts over 45 days from invoice date, contra accounts, foreign, government, employee or affiliate accounts, poor credit accounts, excessive concentration accounts, service or finance charges or other accounts which, in the sole discretion of FBC, do not constitute acceptable collateral.

B) Eligible inventory, as determined in the sole discretion of FBC, shall consist of raw material inventory valued on a FIFO basis at the lower of cost or market. Advances against inventory shall be limited to a maximum cash advance of $100,000.

INTERNATIONAL FOOD & BEVERAGE, INC.
JANUARY 22, 1996
PAGE 2


INTEREST RATES

1. Interest rates on the loans shall be six percent (6.0%) over the rate announced from time to time by the Bank of America as its "Reference Rate" and shall move on a daily basis with any changes in that rate. All interest will be computed on the basis of a 360 day year. Collections shall be credited to the loan on a daily basis, allowing Four (4) business days for collection of funds.

2. A minimum monthly charge will be in effect in the amount of $2,500 per month. If the actual monthly interest charge is less than the minimum monthly charge, $2,500 will be billed and collected in lieu of the computed interest amount.

3. FBC shall receive a facility fee of one percent (1.0%) of the credit facilities for providing the credit facilities outlined herein. This fee shall be in addition to the interest charges provided above and shall be payable at closing.

4. FBC shall receive a servicing fee of $250.00 per month. This fee shall be in addition to the interest charges provided above and shall be payable monthly.

EXPENSES

Borrower will reimburse all of FBC's costs and out-of-pocket expenses incurred in connection with the contemplated transaction including, but not limited to, audit fees ($1,500 per initial survey audit and $500.00 per audit thereafter) and expenses, search fees, appraisal fees, legal fees, etc., whether or not the transaction between us closes. Such expenses shall be paid to us upon demand, together with such advance funds on account of such as we may, from time to time, reasonably request. Expenses will not exceed $3,500 without prior written notice by FBC.

TERM OF CONTRACT

The credit facility shall be for one year.

If the loans are paid off prior to the due date, the Early Termination Fee will be five percent (5.0%) of the credit facilities.

The Early Termination Fee would not apply if Borrower gives proper written notice at least sixty (60) days prior to the contract termination date or any anniversary thereof, and the Credit Facility is paid off on the termination or anniversary date as notified.

INTERNATIONAL FOOD & BEVERAGE, INC.
JANUARY 22, 1996
PAGE 3


OTHER TERMS AND CONDITIONS

1. FBC loans will be fully secured by valid first and only liens (subject to secured amounts owed to Michael W. Hogarty) on all accounts receivable, inventory, general intangibles, patents, trademarks, machinery and equipment (except for a first lien on equipment by Gene Beck) and other related collateral.

2. Notes payable to Michael W. Hogarty in an amount not less than $390,000 shall be subordinated to FFC allowing for payments of interest accruing at a rate not to exceed 10.25%. An Intercreditor Agreement in form and content acceptable to FBC will be executed between Michael W. Hogarty and FBC. Said Intercreditor Agreement will include language restricting enforcement actions available to the Creditor in the event of default including a full and absolute standstill on actions to be taken against the collateral.

3.   The Credit Facilities shall be personally guaranteed by Mr. Michael W.
     Hogarty.

4. Landlord Waivers and/or Mortgagee Waivers acceptable to FBC will be obtained for any premises where Borrower's collateral is located.

5. A lockbox/collateral proceeds account will be required in a form, and with a bank, acceptable to FBC.

6. At the time of closing, after considering anticipated advances for the repayment of prior secured lenders, closing fees, past due trade payables and other past due obligations, Borrower shall have a minimum unused borrowing availability from FBC of $10,000.

7. Borrower will continue to furnish FBC with all financial statements, projections, cash flows and other financial and collateral information as FBC reasonably requests.

8. Borrower shall execute, or cause to be executed, loan agreements, subordination agreements and such other legal agreements as are appropriate in the circumstances, including security agreements and loss payee endorsements on insurance policies acceptable to FBC covering the subject assets, all of which shall contain provisions, representations, covenants and events of default as are satisfactory to FBC and its counsel.

INTERNATIONAL FOOD & BEVERAGE, INC.
JANUARY 22, 1996
PAGE 4


DEPOSIT

As evidence of our mutual good faith, and in consideration of FBC incurring certain expenses in the expectation of establishing a lender/borrower arrangement between us, FBC requests that you pay to us a deposit in the amount of $3,500 which will be:

          a. RETURNED TO YOU, less the cost of the audit, legal fees and any other out-of-pocket expenses directly related to the loan application and credit review, if our senior management does not approve the proposed financing.

          b. CREDITED TO YOUR ACCOUNT, less the aforementioned expenses if your credit is approved and funded;

          c. RETAINED BY US, if our senior management approves the proposed financing and you elect not to do business with us or if you withdraw your financing request during the credit approval process.

          d. RETAINED BY US, if, during the loan and credit review, FBC determines, in its sole discretion, that material disclosures were not made evident which would adversely affect the loan approval.

          e. RETAINED BY US, if, terms and conditions herein are not met.

THIS PROPOSAL DOES NOT REPRESENT A COMMITMENT since it is subject to the satisfactory completion of our field audit, credit investigation and analysis and final approval by our counsel and senior management. This proposal letter cannot be relied upon by, nor is it intended to benefit, any party other than the proposed Borrower.

To protect both Borrower and FBC from misunderstanding or disappointment, any agreements we have reached are contained in this writing, which is the complete and exclusive statement of the proposal from FBC, except as we may later agree in writing to modify it.

If this proposal is acceptable to you, please sign where provided below and return a copy of this letter, together with your deposit of $3,500 to FBC by February 5, 1996. This proposal will expire on that date unless accepted in accordance with the terms herein. This transaction and the events contemplated herein must close by March 31, 1996, at which time the proposal provided herein will expire except for your obligation to pay expenses.

FBC is pleased to be able to make this proposal and looks forward to providing you with working capital to meet your financing needs. We hope this will be the start of a long and mutually beneficial relationship.

INTERNATIONAL FOOD & BEVERAGE, INC.
JANUARY 22, 1996
PAGE 5


Very truly yours,

Fremont Business Credit

/s/ Jeffrey B. Lizar                    Agreed to and Accepted:
-----------------------------------
Jeffrey B. Lizar                        International Food & Beverage, Inc.
Vice President
                                        /s/ Michael W. Hogarty
                                        ----------------------------------------
                                        Michael W. Hogarty
                                        President